UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2017

Date of reporting period: December 31, 2017

Item 1: Reports to Stockholders

Semi-Annual Report

December 31, 2017

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 1, 2018

Dear Fellow Shareholders:

Global economic momentum has improved over the last several quarters, and we believe 2018 will provide another year of slow but steady growth, representing the tenth year of expansion since the 2008 crisis. While equity markets have surged ahead over the last several quarters, we believe underlying fundamentals are in place to drive further gains in the year ahead.

Economic Overview

Economic growth in the U.S. picked up steam over the course of 2017, primarily driven by an uptick in consumer spending and improved business investment. As we enter the new year, we expect a further (but modest) growth acceleration as the Tax Cuts and Jobs Act (TCGA) is poised to kick-start a virtuous cycle of strong economic growth that could elongate the current expansion should “animal spirts” endure. The degree to which tax reductions will accelerate economic growth is contingent on how much of the tax savings and repatriated cash is allocated to domestic investment and higher wages relative to incremental corporate share repurchases and dividends. Additionally, small business formations, which have lagged this cycle, may also improve in a more stimulative regulatory and tax backdrop. One of the intriguing aspects of the tax package simply relates to when it is occurring. Unemployment is exceptionally low, both businesses and consumer confidence are at cycle highs, and the economic expansion is well advanced. While overhauls of the tax code are rare events, it is worth noting that prior reductions generally occurred when the economy was cyclically weak. According to Evercore ISI, the average U.S. unemployment rate when the past seven tax cuts occurred was 7.0%, compared to the most recent (December) reported rate of 4.1%. This unprecedented late cycle stimulus could prove inflationary and push interest rates higher, serving to offset the growth benefits.

The potential for an increasingly “hawkish” Federal Reserve represents a key risk factor for the economy and financial markets in the year ahead. A further tightening of labor markets should finally spark accelerating wage gains, in our view. In addition, “base” effects from wireless phone services and dollar weakness should diminish as the year progresses, and higher commodity prices (particularly oil) are likely to push inflation higher. We do, however, anticipate that the U.S. Federal Reserve will remain data dependent / market sensitive as it seeks to “normalize” the fed funds rate and its balance sheet concurrently. The Fed recently increased the fed funds rate by 25 basis points to a range of 125-150 basis points (its fifth increase since 2015) and is in the initial stages of gradually reducing the size of the balance sheet, which has swelled over 400% to nearly $4.5 trillion since mid-2007. We anticipate three 25 basis point rate increases in 2018, but we believe there is greater risk for more rather than less. Our base case is that this will result in continuation of the flattening yield curve, but we do not think a flatter curve is sending recessionary signals because economic circumstances and technical factors, such as the reduction in the Fed balance sheet, are causing a typical distortions.

Outside the U.S., economic growth has shown broad-based improvement over the last several quarters. The improvement in Europe over the past year has been particularly impressive, with a healthier banking system critical in supporting both business and consumer spending. Still, as exports represent over 45% of GDP, the Euro area is sensitive to global trade conditions and moderating economic growth in China. Ongoing strength of the euro, which appreciated nearly +14% against the dollar over the past year, could begin to take a toll on exports. We believe growth in China likely peaked in early 2017, as tightening measures begin to impact industrial and consumption growth and, in particular, frothy property markets. China’s unprecedented growing debt levels remain a key risk to the global economy, but we believe there is still enough policy flexibility to avoid a major slowdown, at least for the time being. Finally, while the Japanese economy grew ahead of modest expectations over the past year, we believe structural challenges (i.e., aging population) continue to outweigh President Abe’s pro-growth fiscal policies.

Equity Strategy

Synchronized global growth, improving corporate earnings, and continued low interest rates have buoyed markets over the last several quarters. With interest rates and valuations incrementally less supportive, however, we believe corporate earnings growth will be the key determinant of market gains going forward.

After a long bull market — seemingly uninterrupted for nine years — investors are appropriately wondering how much upside remains. With U.S. market valuations hovering at historically high levels, the rebound in corporate earnings has been an essential driver of returns. Importantly, the improvement in the near-to intermediate-term outlook is broad-based, driven by a weaker U.S. dollar, easier comparisons in the beleaguered energy sector, improved capital spending (supporting manufacturing and technology, in particular), and higher bank earnings (aided by higher interest rates). The earnings rebound, which has been underway for several quarters, has now been augmented by tax reform. While a tax cut amounting to a relatively small amount of Gross Domestic Product (GDP) may not seem like much (perhaps approximating 0.50-0.60% of GDP over 10 years), we anticipate that the impact on businesses and financial markets will be quite significant.

Key beneficiaries from the legislation include consumers, domestically oriented businesses that currently have high effective tax rates, and multinational corporations with large offshore cash balances that can be repatriated. Our judgement is the benefits from tax reform are only partially priced into equity

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

markets as upward revisions in earnings estimates will serve as an additional catalyst for stocks in the months ahead. Furthermore, we expect merger and acquisition activity to accelerate in many sectors as clarity around tax reform (and to a lesser extent, regulatory reform) emerges. This will likely incentivize acquirers to pursue U.S.-based assets. In our view, the vast majority of U.S. companies will benefit from aspects of U.S. tax reform, but to greatly varying degrees. This reinforces our view that we are in a “stock pickers“ market as policy beneficiaries reward investors with improved earnings and dividend growth over the near-to intermediate-term.

In terms of investment strategy, we continue to believe that a “barbell” approach is still appropriate at this stage of the market cycle. This calls for maintaining positions in less cyclical/ secular growth stocks balanced against stocks/sectors levered to policy changes, particularly related to tax reductions and higher capital spending. As tax reform gained momentum in recent months, we have added to several groups that are attractively valued and stand to benefit from policy change across a number of different industries. Financial stocks, particularly banks and life insurers, are increasingly attractive, given their high (current) tax rates and leverage to an uptick in economic growth, including our view that interest rates will gradually move higher in 2018. In addition to financial groups, other industries with improving fundamentals (via policy change) include manufacturing, defense, food/beverage, managed care, media, retail, airlines, railroads, and telecommunications. While investors have not recently focused on the health care and technology sectors, largely because many firms are global enterprises with very low tax rates, these groups have the most to gain from repatriation (we estimate that Apple alone has over $250B in cash overseas, based on recent filings). We expect this to drive incremental merger and acquisition activity and capital returns for these sectors.

Outside the U.S., we are particularly positive on European equities as macroeconomic conditions and valuations remain favorable, although we are mindful of the risk a strengthening currency may present down the road. We are less enthusiastic on UK equities as Brexit uncertainties constrain economic growth in the near-to intermediate term. We remain underweight Japan due to our concerns over the sustainability of growth, but we see opportunities in exporters levered to stronger growth outside the country. While the valuations of Chinese stocks are generally attractive on a relative basis, we favor secular growers (i.e., the Internet sector) relative to cyclical firms, given the potential for a slowdown in economic growth against a backdrop of high debt levels and tightening monetary policy. In other emerging markets, we see attractive risk/reward opportunities in India and South Korea, largely based on improving economic growth in both countries.

While we expect an uptick in volatility in the year ahead from unusually subdued levels experienced in 2017, we are optimistic that the current backdrop supports further gains in equity markets. Our research staff remains committed to identifying investment opportunities that will serve our shareholders well over the long-term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2017	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +8.13% while the S&P 500® Index return gained +11.42% and the Bloomberg Barclays Capital Aggregate Bond Index increased +1.24% over the period.

An improving economic and corporate earnings backdrop led to out performance of stocks relative to bonds over the past six months. In short, we expect this to continue into 2018 based on our outlook for solid economic growth, the incremental impact from the passage of the Tax Cuts and Jobs Act, and the likelihood for a slow, but steady, rise in interest rates. The tax bill is a sweeping piece of legislation that will likely have both cyclical and structural impacts on the economy and financial markets. Importantly, benefits from tax reform are only partially priced in to equity markets as upward revisions in earnings estimates will serve as an additional catalyst for stocks in the months ahead. Within the equity portion of the Fund, we have recently added to several sectors that stand to benefit from faster growth and policy change (particularly lower corporate tax rates), including the finance and producer manufacturing sectors. The equity portion of the Fund outperformed the S&P 500® Index over the past six months, driven by strong stock selection in the energy minerals and consumer non-durables sectors, combined with an overweight position in the technology services sector. The most significant drag on performance during the period was our stock selection within health technology, as Incyte and Allergan posted negative returns over the period.

The bond market generated a modest but positive return during the last six months of 2017, as income earned offset principal losses that resulted from rising interest rates. The yield curve flattened dramatically during the period, with two-year maturity U.S. treasury yields rising by 0.5% while 30-year maturity treasuries had a yield decline of 0.1%. Looking forward, we expect three additional increases to the Fed Funds rate target during 2018, which in conjunction with the ramping up of the Fed’s balance sheet tapering program, is expected to continue to put upward pressure on interest rates. This will particularly impact 2–5-year maturity securities, which we expect to drive additional flattening of the yield curve. We estimate that the fixed income portion of the fund generated a return during the period of +2.7%, compared to +1.2% for the Bloomberg/Barclays Aggregate Bond Index. The funds bond investments continue to maintain a significant yield advantage relative to the benchmark, which was the primary driver of relative out-performance. Returns also benefitted from underweights to 5–10-year maturity securities paired with overweights to 2 and 30 year maturities (commonly referred to as a “barbell” yield curve positioning), as the combination of short and long maturities provided better performance than the benchmark

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

while simultaneously allowing us to maintain a shorter than benchmark portfolio duration. As part of this barbell strategy, price gains from investments in long duration U.S. Government Bonds were a key driver of returns during the period.

The stock/fixed income allocation is currently 63.0% equities, 31.9% fixed income, and 5.1% cash and equivalents. We expect to continue an above average allocation to equities based our view that stocks, as a whole, are more attractive than bonds given our positive view on tax reform and our expectation that economic growth will accelerate in the year ahead.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

 COMPARATIVE RATES OF RETURNS

as of December 31, 2017
	Sit Balanced Fund	S&P 500® Index 1	Bloomberg Barclays Aggregate Bond Index [2]
Six Month	8.13%	11.42%	1.24%
One Year	17.74	21.83	3.54
Five Year	10.22	15.79	2.10
Ten Year	6.15	8.50	4.01
Since Inception (12/31/93)	7.15	9.67	5.30

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/17:	$23.39 Per Share
Net Asset Value 6/30/17:	$22.71 Per Share
Total Net Assets:	$27.6 Million

TOP HOLDINGS

Top Equity Holdings:

    1. Apple, Inc.

    2. Alphabet, Inc.

    3. Microsoft Corp.

    4. Visa, Inc.

    5. Facebook, Inc.

Top Fixed Income Holdings:

    1. Security Benefit Life Insurance Co., 7.45%, 10/1/33

    2. BlackRock Income Trust

    3. MFS Intermediate Income Trust

    4. FHLMC, 5.00%, 10/1/43

    5. National Rural Utilities Cooperative, 8.00%, 3/1/32

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Balanced Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 63.0%
Communications - 1.2%
SBA Communications Corp. *	650	106,184
Verizon Communications, Inc.	4,150	219,660

		325,844

Consumer Durables - 0.6%
Electronic Arts, Inc. *	1,600	168,096

Consumer Non-Durables - 3.8%
Estee Lauder Cos., Inc. - Class A	2,625	334,005
NIKE, Inc.	1,125	70,369
PepsiCo, Inc.	2,700	323,784
Philip Morris International, Inc.	1,450	153,192
Procter & Gamble Co.	1,800	165,384

		1,046,734

Consumer Services - 5.4%
CBS Corp.	2,125	125,375
Marriott International, Inc.	1,900	257,887
Starbucks Corp.	5,350	307,250
Visa, Inc.	5,650	644,213
Walt Disney Co.	1,400	150,514

		1,485,239

Electronic Technology - 7.3%
Apple, Inc.	4,350	736,151
Applied Materials, Inc.	7,100	362,952
Arista Networks, Inc. *	150	35,337
Broadcom, Ltd.	1,710	439,299
Ciena Corp. *	4,000	83,720
Intel Corp.	4,450	205,412
NVIDIA Corp.	325	62,888
Skyworks Solutions, Inc.	1,025	97,324

		2,023,083

Energy Minerals - 2.6%
Chevron Corp.	650	81,374
Continental Resources, Inc. *	2,250	119,183
EOG Resources, Inc.	850	91,724
Marathon Petroleum Corp.	3,800	250,724
Occidental Petroleum Corp.	2,375	174,942

		717,947

Finance - 7.9%
Ameriprise Financial, Inc.	850	144,050
Bank of America Corp.	6,000	177,120
Chubb, Ltd.	1,250	182,662
Goldman Sachs Group, Inc.	1,175	299,343
Invesco, Ltd.	3,250	118,755
JPMorgan Chase & Co.	4,575	489,250
KeyCorp	6,700	135,139
Prudential Financial, Inc.	1,575	181,094
T Rowe Price Group, Inc.	1,050	110,176

Name of Issuer	Quantity	Fair Value ($)

US Bancorp	3,150	168,777
Wells Fargo & Co.	2,800	169,876

		2,176,242

Health Services - 1.6%
Centene Corp. *	1,400	141,232
UnitedHealth Group, Inc.	1,400	308,644

		449,876

Health Technology - 5.2%
AbbVie, Inc.	2,250	217,598
Alexion Pharmaceuticals, Inc. *	550	65,775
Allergan, PLC	625	102,238
Boston Scientific Corp. *	3,300	81,807
Celgene Corp. *	1,200	125,232
Gilead Sciences, Inc.	1,000	71,640
Incyte Corp. *	1,500	142,065
Johnson & Johnson	2,100	293,412
Pfizer, Inc.	4,000	144,880
Thermo Fisher Scientific, Inc.	1,000	189,880

		1,434,527

Process Industries - 2.5%
DowDuPont, Inc.	2,900	206,538
Ecolab, Inc.	2,225	298,550
Sherwin-Williams Co.	485	198,869

		703,957

Producer Manufacturing - 5.2%
3M Co.	825	194,180
Honeywell International, Inc.	1,850	283,716
Ingersoll-Rand, PLC	1,850	165,002
Parker-Hannifin Corp.	700	139,706
Raytheon Co.	1,800	338,130
Rockwell Automation, Inc.	700	137,445
United Technologies Corp.	1,400	178,598

		1,436,777

Retail Trade - 3.5%
Amazon.com, Inc. *	275	321,604
Home Depot, Inc.	1,975	374,322
TJX Cos., Inc.	1,850	141,451
Ulta Beauty, Inc. *	555	124,131

		961,508

Technology Services - 13.2%
Accenture, PLC	1,400	214,326
Adobe Systems, Inc. *	2,100	368,004
Alphabet, Inc. - Class A *	400	421,360
Alphabet, Inc. - Class C *	255	266,832
ANSYS, Inc. *	850	125,452
Autodesk, Inc. *	950	99,589

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Cognizant Technology Solutions Corp.	2,725	193,530
Facebook, Inc. *	2,875	507,322
Microsoft Corp.	7,575	647,966
Oracle Corp.	4,400	208,032
PayPal Holdings, Inc. *	2,750	202,455
priceline.com, Inc. *	130	225,906
Red Hat, Inc. *	450	54,045
salesforce.com, Inc. *	1,050	107,342

		3,642,161

Transportation - 2.5%
Delta Air Lines, Inc.	4,075	228,200
FedEx Corp.	925	230,824
Union Pacific Corp.	1,450	194,445
United Parcel Service, Inc.	400	47,660

		701,129

Utilities - 0.5%
NextEra Energy, Inc.	975	152,285

Total Common Stocks (cost: $10,741,067)		17,425,405

Bonds - 30.0%
Asset-Backed Securities - 1.4%
Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64[1,4]	86,502	89,064
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.65, 2.20%, 2/25/32[1]	74,989	74,426
Element Rail Leasing II, LLC, 2016-1A B1, 5.93%, 3/19/46[4]	75,000	79,241
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35[14]	4,847	4,891
New Century Home Equity Loan Trust, 2005-A A4W, 4.51%, 8/25/35[14]	14,157	14,687
OSCAR US Funding Trust VII, LLC, 2017-2A A4, 2.76%, 12/10/24[4]	100,000	98,714
Park Place Securities, Inc., 2005-WHQ3 M2, 1 Mo. Libor + 0.68, 2.23%, 6/25/35[1]	4,793	4,794
Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28[14]	2,656	2,657

		368,474

Collateralized Mortgage Obligations - 4.6%
Fannie Mae:
2004-T1 1A1, 6.00%, 1/25/44	39,284	43,846
1999-17 C, 6.35%, 4/25/29	21,836	23,687
2001-82 ZA, 6.50%, 1/25/32	29,116	32,136
2009-30 AG, 6.50%, 5/25/39	78,570	86,045
2013-28 WD, 6.50%, 5/25/42	8,475	9,464
2004-W9 2A1, 6.50%, 2/25/44	25,440	28,818
2015-88 CJ, 6.50%, 7/25/44	60,678	67,898

Name of Issuer	Principal Amount ($)	Fair Value ($)

2010-108 AP, 7.00%, 9/25/40	3,567	4,048
2004-T3, 1A3, 7.00%, 2/25/44	10,966	12,650
1993-21 KA, 7.70%, 3/25/23	53,535	58,147
Freddie Mac:
4293 BA, 5.29%, 10/15/47[1]	26,620	28,054
2102 Z, 6.00%, 12/15/28	31,472	34,576
2122 ZE, 6.00%, 2/15/29	34,551	38,511
2480 Z, 6.00%, 8/15/32	54,937	62,414
2980 QA, 6.00%, 5/15/35	36,199	40,571
2283 K, 6.50%, 12/15/23	15,107	16,186
2357 ZJ, 6.50%, 9/15/31	32,251	35,923
T-59 1A1, 6.50%, 10/25/43	29,830	32,646
4520 HM, 6.50%, 8/15/45	59,381	70,223
1142 IA, 7.00%, 10/15/21	73,338	77,505
3946 KW, 7.00%, 11/15/29	5,991	6,284
3704 CT, 7.00%, 12/15/36	28,932	33,267
2238 PZ, 7.50%, 6/15/30	24,331	28,171
Government National Mortgage Association:
2015-80 BA, 6.98%, 6/20/45[1]	49,342	56,471
2014-69 W, 7.27%, 11/20/34[1]	48,845	56,199
2013-133 KQ, 7.29%, 8/20/38[1]	43,939	51,005
2005-74 HA, 7.50%, 9/16/35	26,230	28,742
New Residential Mortgage Loan Trust, 2016-2A B3, 5.68%, 11/26/351, [4]	46,994	50,852
Sequoia Mortgage Trust:
2013-3 A2, 2.50%, 3/25/43[1]	26,760	26,026
2012-4 A2, 3.00%, 9/25/42[1]	11,432	11,337
2012-1 B1, 4.25%, 1/25/42[1]	72,804	74,034
Vendee Mortgage Trust:
2008-1 B, 7.02%, 3/15/25[1]	20,954	23,898
1994-2 2, 8.63%, 5/15/24[1]	17,804	18,853

		1,268,487

Corporate Bonds - 14.7%
Adobe Systems, Inc., 3.25%, 2/1/25	75,000	77,024
Affiliated Managers Group, Inc.:
3.50%, 8/1/25	50,000	50,560
4.25%, 2/15/24	25,000	26,360
Alphabet, Inc., 3.63%, 5/19/21	50,000	52,342
Amazon.com, Inc., 3.80%, 12/5/24	50,000	52,808
American Airlines 2015-2 Trust, 4.00%, 9/22/27	106,833	110,369
American Express Credit, 3.30%, 5/3/27	100,000	101,477
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	100,000	115,899
Apollo Mgmt. Hldgs. LP, 4.40%, 5/27/26[4]	25,000	26,112
Archer-Daniels-Midland Co., 2.50%, 8/11/26	25,000	23,846
Arrow Electronics, Inc., 3.88%, 1/12/28	50,000	49,850
Bank of New York Mellon Corp.
(Subordinated), 3.30%, 8/23/29	100,000	99,684

See accompanying notes to financial statements.
DECEMBER 31, 2017	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bank One Corp. (Subordinated), 7.63%, 10/15/26	50,000	64,523
Bank One Michigan (Subordinated), 8.25%, 11/1/24	50,000	64,198
Berkshire Hathaway Energy, 3.50%, 2/1/25	25,000	25,776
Berkshire Hathaway, Inc., 3.13%, 3/15/26	50,000	50,566
Chubb INA Holdings, Inc., 8.88%, 8/15/29	50,000	72,954
Comcast Corp., 3.38%, 8/15/25	100,000	102,628
Conoco Funding Co., 7.25%, 10/15/31	50,000	68,952
ConocoPhillips Co., 4.95%, 3/15/26	50,000	56,754
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23[4]	59,693	62,848
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22[4]	47,096	49,146
Exxon Mobil Corp., 4.11%, 3/1/46	25,000	27,981
First Maryland Capital II, 3 Mo. Libor + 0.85, 2.23%, 2/1/27[1]	100,000	94,000
Georgia-Pacific, LLC, 7.25%, 6/1/28	85,000	113,108
Gilead Sciences, Inc.:
3.50%, 2/1/25	100,000	103,421
3.65%, 3/1/26	100,000	103,740
Hawaiian Airlines 2013-1, 3.90%, 1/15/26	80,383	82,392
Home Depot, Inc., 5.95%, 4/1/41	50,000	67,711
Ingersoll-Rand Co., 7.20%, 6/1/25	47,000	52,493
Intel Corp., 3.70%, 7/29/25	100,000	105,574
ITT, LLC, 7.40%, 11/15/25	25,000	32,693
JPMorgan Chase & Co., 2.95%, 10/1/26	50,000	49,112
Louisville Gas & Electric, 3.30%, 10/1/25	50,000	51,265
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64, 2.12%, 12/1/21[1]	75,000	74,441
MetLife, Inc., 3.60%, 4/10/24	50,000	52,309
MUFG Americas Holdings Corp.:
3.00%, 2/10/25	50,000	49,366
3.50%, 6/18/22	50,000	51,253
National Rural Utilities Cooperative Finance Corp., 8.00%, 3/1/32	100,000	145,970
NIKE, Inc., 2.38%, 11/1/26	50,000	47,636
PepsiCo, Inc., 3.00%, 10/15/27	100,000	99,647
Pfizer, Inc., 2.75%, 6/3/26	100,000	98,711
PNC Bank NA, 3.10%, 10/25/27	100,000	99,851
Polar Tankers, Inc., 5.95%, 5/10/37[4]	25,000	28,729
Provident Co, Inc., 7.25%, 3/15/28	100,000	125,552
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33[4]	150,000	180,640
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	58,295	60,504
Spirit Airlines 2015-1B Trust, 4.45%, 4/1/24	38,014	39,251
TJX Cos, Inc., 2.25%, 9/15/26	75,000	70,383
United Insurance Holdings Corp., 6.25%, 12/15/27	100,000	101,563
United Parcel Service, Inc., 3 Mo. Libor + 0.45, 1.86%, 4/1/23[1]	100,000	100,251

Name of Issuer	Principal Amount ($)	Fair Value ($)

US Bancorp, 3.15%, 4/27/27	100,000	100,183
USF&G Capital (Subordinated), 8.31%, 7/1/46[4]	60,000	90,250
Verizon Communications, 5.90%, 2/15/54	2,000	52,760
Westar Energy, Inc., 3.25%, 12/1/25	75,000	75,705
Wyeth, LLC, 5.95%, 4/1/37	25,000	33,516

		4,066,637

Federal Home Loan Mortgage Corporation - 0.9%
5.00%, 10/1/43	134,118	147,608
6.50%, 2/1/22	40,870	42,857
7.50%, 7/1/29	32,517	37,458
8.00%, 2/1/34	20,808	24,243
8.38%, 5/17/20	1,346	1,360

		253,526

Federal National Mortgage Association - 2.3%
5.00%, 2/1/33	31,605	32,114
5.50%, 10/1/33	110,364	122,040
6.00%, 2/1/38	76,825	87,237
6.10%, 11/1/43	43,644	48,615
6.50%, 9/1/27	48,051	53,262
7.00%, 1/1/32	11,949	12,675
7.00%, 3/1/33	41,997	47,952
7.00%, 12/1/38	78,936	88,955
8.00%, 6/1/24	20,120	21,669
8.00%, 1/1/31	33,349	35,347
8.00%, 2/1/31	26,811	32,551
8.47%, 7/15/26	5,003	5,490
8.50%, 10/1/30	34,324	39,579

		627,486

Government National Mortgage Association - 1.6%
5.75%, 12/15/22	59,293	63,158
6.00%, 4/15/29	54,849	61,886
6.00%, 7/15/38	82,251	92,011
6.50%, 11/20/38	41,968	48,224
7.00%, 12/15/24	14,977	15,959
7.00%, 11/20/27	19,857	22,800
7.00%, 9/20/29	51,617	59,135
7.00%, 9/20/38	16,954	19,671
7.50%, 4/20/32	42,457	47,787
8.00%, 7/15/24	17,625	18,866

		449,497

Taxable Municipal Securities - 4.2%
Alaska Muni Bond Bank, 5.99%, 9/1/25	50,000	53,540
Geary County Unified School Dist. No. 475, 3.77%, 9/1/37	50,000	50,392
Hawaii Airports Sys. Rev., 3.89%, 7/1/37	75,000	77,264
Kentucky Housing Corp., 3.50%, 1/1/40	40,000	40,500
Louisiana Housing Corp., 3.05%, 12/1/38	33,202	33,075
Massachusetts Edu. Auth., 4.00%, 1/1/32	30,000	30,911
Mercy Health, 3.56%, 8/1/27	100,000	100,416

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

Multistate Liquidating Trust No. 1, 3.11%, 12/15/284, [17]	42,000	40,043
Oklahoma Dev. Fin. Auth., 4.10%, 6/1/37	100,000	103,265
Partners Healthcare Sys., 3.77%, 7/1/48	100,000	99,314
Public Finance Authority, 5.08%, 10/1/32[4]	100,000	107,017
San Francisco Comm. Facs., 3.75%, 9/1/37	100,000	100,479
San Jose Intl. Airport, 6.60%, 3/1/41	110,000	121,999
San Jose Red. Agency, 3.38%, 8/1/34	100,000	98,520
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	45,000	46,112
Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	60,000	63,282

		1,166,129

U.S. Treasury / Federal Agency Securities - 0.3%
U.S. Treasury Strip, 1.46%, 11/15/45[6]	175,000	80,571

Total Bonds (cost: $8,257,314)		8,280,807

Investment Companies - 1.9%
BlackRock Enhanced Government Fund	8,281	110,965
BlackRock Income Trust	27,500	169,675
Duff & Phelps Utility and Corp. Bond Trust	8,700	76,995
MFS Intermediate Income Trust	39,300	163,095
Nuveen Multi-Market Income Fund, Inc.	2,153	16,406

Total Investment Companies (cost: $572,555)		537,136

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 4.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	1,347,232	1,347,232

(cost: $1,347,232)
Total Investments in Securities - 99.8% (cost: $20,918,168)		27,590,580
Other Assets and Liabilities, net - 0.2%		57,083

Total Net Assets - 100.0%		$27,647,663

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2017 was $902,656 and represented 3.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2017.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2017	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	17,425,405	—	—	17,425,405
Asset-Backed Securities	—	368,474	—	368,474
Collateralized Mortgage Obligations	—	1,268,487	—	1,268,487
Corporate Bonds	—	4,066,637	—	4,066,637
Federal Home Loan Mortgage Corporation	—	253,526	—	253,526
Federal National Mortgage Association	—	627,486	—	627,486
Government National Mortgage Association	—	449,497	—	449,497
Taxable Municipal Securities	—	1,166,129	—	1,166,129
U.S. Treasury / Federal Agency Securities	—	80,571	—	80,571
Investment Companies	537,136	—	—	537,136
Short-Term Securities	1,347,232	—	—	1,347,232

Total:	19,309,773	8,280,807	—	27,590,580

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2017	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +10.71% return for the last six months of 2017, compared to the +11.42% return for the S&P 500® Index. The Fund’s gross yield (before deducting Fund expenses) was 2.28%, compared to 1.87% for the S&P 500® Index.

U.S. stocks posted exceptional returns during the second half of 2017, fueled by a combination of strong corporate earnings, continued low interest rates, and the prospect of lower corporate tax rates in the U.S. Importantly, this momentum is continuing into 2018 as global economic indicators remain on the upswing, with the pro-growth impact of tax reform likely resulting in stronger growth in the U.S in the near- to intermediate term. In terms of strategy, we have tilted the portfolio in recent months to companies levered to both policy change and improving economic growth. In particular, we have added to the finance sector, especially banks and life insurers. These two groups are increasingly attractive given their high (current) tax rates and leverage to an uptick in economic growth, including our view that interest rates will gradually move higher in 2018. Other industries with improving fundamentals (via policy change) include manufacturing, defense, food/beverage, managed care, media, retail, airlines, railroads, and telecommunications. We have reduced positions in low growth sectors that tend to underperform when interest rates increase, including REITs, utilities, pharmaceuticals, and tobacco stocks.

While we are optimistic on the outlook for equities in the year ahead, we recognize there are risks that could dampen investor sentiment, particularly later in 2018. First and foremost, inflation could emerge rather quickly as fiscal stimulus (i.e., tax cuts) is being applied to an economy that is already near the full employment zone. In addition, commodity prices, particularly oil, have generally been on the upswing over the past several months. This could bring about a more “hawkish” Federal Reserve, clearly a potential negative for stocks. With equities at historically high valuations, we believe the Fund’s diversification among high quality dividend paying stocks offers attractive risk/reward at this point in the economic and market cycle. Regardless of sector, we remain focused on companies that have strong balance sheets, generate consistent growth in earnings and cash flow, and maintain a commitment to consistently increasing dividends to shareholders.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund posted solid returns over the second half of 2017, but modestly trailed the S&P 500® index over the period. Underperformance in the finance sector was a key reason for lagging the overall index, as defensive positions (Physicians Realty Trust, Macquarie Infrastructure, and Validus) significantly trailed the benchmark sector, which was led by banks and life insurers during the period. In addition, media positions (CBS and Walt Disney) detracted from performance. Conversely, the Fund benefited from strong stock selection in the producer manufacturing, energy minerals, and process industries sectors. In terms of individual stocks, the most significant contributors during second half of the year included Abbvie, Suncor Energy, Parker-Hannifan, Verizon Communications, and Home Depot.

We appreciate investors’ continued interest in the Fund.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS ANNUAL REPORT

 COMPARATIVE RATES OF RETURNS

as of December 31, 2017
	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]
Six Month	10.71%	10.55%	11.42%
One Year	20.24	19.88	21.83
Five Year	13.97	13.69	15.79
Ten Year	8.79	8.51	8.50
Since Inception - Class I	9.92	n/a	8.68
(12/31/03)
Since Inception - Class S	n/a	9.26	8.64
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/17:	$16.80 Per Share
Net Asset Value 6/30/17:	$16.88 Per Share
Total Net Assets:	$939.7 Million
Class S:
Net Asset Value 12/31/17:	$16.73 Per Share
Net Asset Value 6/30/17:	$16.81 Per Share
Total Net Assets:	$60.2 Million

Weighted Average Market Cap:	$148.9 Billion

TOP 10 HOLDINGS

  1. Verizon Communications, Inc.

  2. Microsoft Corp.

  3. Johnson & Johnson

  4. Apple, Inc.

  5. JPMorgan Chase & Co.

  6. Home Depot, Inc.

  7. Bank of America Corp.

  8. Broadcom, Ltd.

  9. Morgan Stanley

10. Abbott Laboratories

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.7%
Communications - 3.6%
CenturyLink, Inc.	277,650	4,631,202
Verizon Communications, Inc.	596,175	31,555,543

		36,186,745

Consumer Durables - 1.2%
Snap-On, Inc.	22,175	3,865,102
Stanley Black & Decker, Inc.	50,275	8,531,165

		12,396,267

Consumer Non-Durables - 7.9%
Conagra Brands, Inc.	366,600	13,809,822
Dr Pepper Snapple Group, Inc.	102,975	9,994,753
Kimberly-Clark Corp.	41,000	4,947,060
Kraft Heinz Co.	177,300	13,786,848
PepsiCo, Inc.	150,100	17,999,992
Philip Morris International, Inc.	88,800	9,381,720
Pinnacle Foods, Inc.	147,825	8,791,153

		78,711,348

Consumer Services - 5.7%
Carnival Corp.	124,575	8,268,043
CBS Corp.	146,625	8,650,875
Comcast Corp.	251,750	10,082,587
Starbucks Corp.	156,025	8,960,516
Visa, Inc.	107,300	12,234,346
Walt Disney Co.	83,125	8,936,769

		57,133,136

Electronic Technology - 9.8%
Apple, Inc.	158,875	26,886,416
Applied Materials, Inc.	217,975	11,142,882
Broadcom, Ltd.	78,975	20,288,678
Intel Corp.	371,900	17,166,904
Skyworks Solutions, Inc.	103,425	9,820,204
TE Connectivity, Ltd.	83,200	7,907,328
Xilinx, Inc.	74,025	4,990,766

		98,203,178

Energy Minerals - 4.0%
Marathon Petroleum Corp.	119,800	7,904,404
Occidental Petroleum Corp.	215,425	15,868,206
Suncor Energy, Inc.	432,750	15,890,580

		39,663,190

Finance - 16.9%
Allstate Corp.	93,625	9,803,474
American Financial Group, Inc.	37,425	4,062,109
Bank of America Corp.	803,375	23,715,630
CME Group, Inc.	50,675	7,401,084
East West Bancorp, Inc.	146,225	8,894,867
Everest Re Group, Ltd.	31,375	6,942,032
JPMorgan Chase & Co.	249,500	26,681,530

Name of Issuer	Quantity	Fair Value ($)

KeyCorp	555,500	11,204,435
Legg Mason, Inc.	228,625	9,597,678
Lincoln National Corp.	128,250	9,858,578
Macquarie Infrastructure Corp.	90,925	5,837,385
Morgan Stanley	361,850	18,986,270
Physicians Realty Trust	615,650	11,075,544
T Rowe Price Group, Inc.	76,225	7,998,289
Validus Holdings, Ltd.	147,100	6,901,932

		168,960,837

Health Services - 3.6%
Aetna, Inc.	39,550	7,134,424
Quest Diagnostics, Inc.	116,475	11,471,623
UnitedHealth Group, Inc.	78,475	17,300,598

		35,906,645

Health Technology - 12.1%
Abbott Laboratories	324,000	18,490,680
AbbVie, Inc.	191,000	18,471,610
Allergan, PLC	44,025	7,201,610
Becton Dickinson and Co.	83,000	17,766,980
Gilead Sciences, Inc.	131,450	9,417,078
Johnson & Johnson	202,425	28,282,821
Merck & Co., Inc.	97,300	5,475,071
Pfizer, Inc.	437,700	15,853,494

		120,959,344

Industrial Services - 1.1%
TransCanada Corp.	235,025	11,431,616

Process Industries - 5.2%
DowDuPont, Inc.	255,900	18,225,198
International Paper Co.	170,775	9,894,703
LyondellBasell Industries NV	61,600	6,795,712
Scotts Miracle-Gro Co.	75,475	8,075,070
Sherwin-Williams Co.	21,950	9,000,378

		51,991,061

Producer Manufacturing - 9.4%
3M Co.	37,775	8,891,102
Boeing Co.	32,650	9,628,811
Honeywell International, Inc.	108,500	16,639,560
Ingersoll-Rand, PLC	99,025	8,832,040
Lockheed Martin Corp.	30,930	9,930,076
Parker-Hannifin Corp.	74,675	14,903,636
Raytheon Co.	89,750	16,859,538
Rockwell Automation, Inc.	40,675	7,986,536

		93,671,299

Retail Trade - 5.7%
Best Buy Co., Inc.	110,250	7,548,817
Costco Wholesale Corp.	41,600	7,742,592

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Home Depot, Inc.	132,350	25,084,295
TJX Cos., Inc.	215,075	16,444,634

		56,820,338

Technology Services - 6.1%
Accenture, PLC	52,525	8,041,052
Alphabet, Inc. - Class A *	6,465	6,810,231
Intuit, Inc.	52,100	8,220,338
Microsoft Corp.	341,550	29,216,187
Oracle Corp.	193,800	9,162,864

		61,450,672

Transportation - 3.4%
Delta Air Lines, Inc.	194,350	10,883,600
FedEx Corp.	48,000	11,977,920
Union Pacific Corp.	80,925	10,852,042

		33,713,562

Name of Issuer	Quantity	Fair Value ($)

Utilities - 3.0%
DTE Energy Co.	104,500	11,438,570
NextEra Energy, Inc.	89,450	13,971,196
Southern Co.	84,150	4,046,774

		29,456,540

Total Common Stocks
(cost: $797,628,515)		986,655,778

Short-Term Securities - 0.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	3,558,992	3,558,992

(cost: $3,558,992)
Total Investments in Securities - 99.0%
(cost: $801,187,507)		990,214,770
Other Assets and Liabilities, net - 1.0%		9,733,985

Total Net Assets - 100.0%		$999,948,755

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	986,655,778	—	—	986,655,778
Short-Term Securities	3,558,992	—	—	3,558,992
Total:	990,214,770	—	—	990,214,770

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2017	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund Class I generated a return of +10.80% for the six-month period ending December 31, 2017 slightly outperforming the +10.61% return for the MSCI World Index. Encouraging global economic growth prospects and passage of the Tax Cuts and Jobs Act helped push the U.S. and international stock markets higher in the last six months of 2017. As one might expect, stocks of domestic-centric companies that are beneficiaries of tax reform and/or reflation generally outperformed, particularly in December.

Contributing favorably to the absolute and relative outperformance for the six-month period was the Fund’s strong stock selection in the pharmaceutical, software and energy industries. Partially offsetting this was the underweight exposure and negative stock selection in consumer oriented stocks. Regionally, the United States was the top contributing country in the Fund due to strong stock selection and the overweight position relative to the Index.

Key beneficiaries of the Tax Cuts and Jobs Act include consumers, domestic-centric firms with a high effective tax rate currently, and multinational corporations that can repatriate large offshore cash balances. Our judgment is that equity markets have only partially priced in the benefits of tax reform and that upward earnings revisions will be an additional catalyst for stocks in the months ahead. Furthermore, we expect merger and acquisition activity to accelerate in many sectors as clarity around tax reform (and to a lesser extent, regulatory reform) emerge.

As tax reform gained momentum in recent months, we have added to and are looking to add to several groups that are attractively valued and stand to benefit from policy change across a number of different industries. Financial stocks, particularly banks and life insurers, are increasingly attractive given their high (current) tax rates and leverage to an uptick in economic growth, including the likelihood that interest rates will gradually move higher in 2018. In addition to financial groups, other industries with improving fundamentals (via policy change) include manufacturing, defense, food/ beverage, managed care, media, retail, airlines, railroads, and telecommunications. While the introduction of tax reform adds intricacy to the current market environment, we strongly believe it also represents opportunity for active investors.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

The portfolio emphasizes high quality, dividend paying growth stocks and continues to be well diversified. The Fund’s gross dividend yield is 2.9% and is approximately +60 basis points higher than the 2.3% yield of the Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. Dividends rose throughout 2017 and the bulk of the companies (88%) in the Fund increased their dividends.

Roger J. Sit     Raymond E. Sit     Tasha M. Murdoff     Kent L. Johnson     Michael J. Stellmacher

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017
	Sit Global Dividend Growth Fund		MSCI World Index 1
	Class I	Class S

Six Months	10.80%	10.67%	10.61%
One Year	19.75	19.54	22.40
Five Year	9.53	9.27	11.64
Since Inception (9/30/08)	9.41	9.14	8.65

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/17:	$15.92 Per Share
Net Asset Value 6/30/17:	$14.54 Per Share
Total Net Assets:	$29.3 Million
Class S:
Net Asset Value 12/31/17:	$15.92 Per Share
Net Asset Value 6/30/17:	$14.53 Per Share
Total Net Assets:	$3.5 Million

Weighted Average Market Cap:	$146.6 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Johnson & Johnson

  3. Verizon Communications, Inc.

  4. JPMorgan Chase & Co.

  5. Pfizer, Inc.

  6. AbbVie, Inc.

  7. PepsiCo, Inc.

  8. Apple, Inc.

  9. Diageo, PLC, ADR

10. Nestle SA

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Global Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.9%
Asia - 4.2%
Australia - 0.9%
Amcor, Ltd.	24,700	295,963

China/Hong Kong - 1.0%
HSBC Holdings, PLC, ADR	6,475	334,369

Japan - 1.1%
Mitsubishi UFJ Financial Group, Inc., ADR	51,300	372,951

Singapore - 1.2%
Broadcom, Ltd.	1,500	385,350

Europe - 25.4%
Belgium - 1.3%
Anheuser-Busch InBev NV, ADR	3,675	409,983

France - 1.5%
Unibail-Rodamco SE	2,000	503,303

Germany - 3.8%
Allianz SE, ADR	16,400	376,626
Aurelius SE & Co.	5,500	375,067
Siemens AG	3,675	508,831

		1,260,524

Ireland - 2.2%
Accenture, PLC	2,750	420,998
Ingersoll-Rand, PLC	3,275	292,097

		713,095

Netherlands - 4.8%
ING Groep NV, ADR	34,900	644,254
LyondellBasell Industries NV	3,225	355,782
RELX NV	25,400	583,803

		1,583,839

Spain - 2.2%
Iberdrola SA	60,400	467,573
Industria de Diseno Textil SA	7,525	261,657

		729,230

Switzerland - 4.0%
Chubb, Ltd.	1,950	284,954
Nestle SA	7,825	672,764
Zurich Insurance Group AG	1,140	346,610

		1,304,328

United Kingdom - 5.6%
British American Tobacco, PLC, ADR	2,300	154,077
Diageo, PLC, ADR	4,625	675,389
DS Smith, PLC	95,025	662,369
WPP, PLC	20,000	361,314

		1,853,149

Name of Issuer	Quantity	Fair Value ($)

North America - 68.3%
Bermuda - 0.7%
XL Group, Ltd.	6,000	210,960

Canada - 4.3%
BCE, Inc.	10,925	524,509
Suncor Energy, Inc.	10,275	377,298
TransCanada Corp.	6,600	321,024
Vermilion Energy, Inc.	5,400	196,128

		1,418,959

United States - 63.3%
3M Co.	2,225	523,698
Abbott Laboratories	9,150	522,190
AbbVie, Inc.	7,300	705,983
Alphabet, Inc. - Class A *	450	474,030
Apple, Inc.	4,000	676,920
Applied Materials, Inc.	8,175	417,906
Arthur J Gallagher & Co.	4,875	308,490
CenterPoint Energy, Inc.	7,400	209,864
CenturyLink, Inc.	11,625	193,905
CubeSmart	8,900	257,388
Delta Air Lines, Inc.	9,450	529,200
Domtar Corp.	5,400	267,408
DowDuPont, Inc.	8,825	628,516
Home Depot, Inc.	3,000	568,590
Honeywell International, Inc.	3,875	594,270
Intel Corp.	8,625	398,130
International Paper Co.	5,900	341,846
Johnson & Johnson	6,925	967,561
JPMorgan Chase & Co.	8,750	935,725
KeyCorp	24,100	486,097
Kraft Heinz Co.	4,350	338,256
Lockheed Martin Corp.	1,365	438,233
Macquarie Infrastructure Corp.	5,275	338,655
Marathon Petroleum Corp.	6,650	438,767
Microsoft Corp.	14,400	1,231,776
Occidental Petroleum Corp.	5,975	440,118
Parker-Hannifin Corp.	1,875	374,212
PepsiCo, Inc.	5,775	692,538
Pfizer, Inc.	20,600	746,132
Physicians Realty Trust	23,600	424,564
Prudential Financial, Inc.	3,025	347,814
Rockwell Automation, Inc.	1,825	358,339
Scotts Miracle-Gro Co.	3,225	345,043
Starbucks Corp.	11,050	634,602
T Rowe Price Group, Inc.	4,800	503,664
Union Pacific Corp.	4,600	616,860
United Parcel Service, Inc.	2,700	321,705
United Technologies Corp.	2,675	341,250
US Bancorp	8,475	454,090

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Verizon Communications, Inc.	18,000	952,740
WEC Energy Group, Inc.	6,775	450,063

		20,797,138

Total Common Stocks (cost: $25,259,287)		32,173,141

Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	630,507	630,507

(cost: $630,507)

Total Investments in Securities - 99.8% (cost: $25,889,794)		32,803,648
Other Assets and Liabilities, net - 0.2%		60,371

Total Net Assets - 100.0%		$32,864,019

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2017	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	—	295,963	—	295,963
Belgium	409,983	—	—	409,983
Bermuda	210,960	—	—	210,960
Canada	1,418,959	—	—	1,418,959
China/Hong Kong	334,369	—	—	334,369
France	—	503,303	—	503,303
Germany	376,626	883,898	—	1,260,524
Ireland	713,095	—	—	713,095
Japan	372,951	—	—	372,951
Netherlands	1,000,036	583,803	—	1,583,839
Singapore	385,350	—	—	385,350
Spain	—	729,230	—	729,230
Switzerland	284,954	1,019,374	—	1,304,328
United Kingdom	829,466	1,023,683	—	1,853,149
United States	20,797,138	—	—	20,797,138
Short-Term Securities	630,507	—	—	630,507

Total:	27,764,394	5,039,254	—	32,803,648

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2017	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +11.86%, compared to the +14.23% return for the Russell 1000® Growth index. The S&P 500® Index return for the period was +11.42%.

U.S. stocks posted strong returns over the second half of 2017, propelled by a combination of a favorable global earnings backdrop, muted inflation, and optimism over the stimulative impact of tax reform. Despite recent gains, we believe the environment remains supportive for stocks in the year ahead. However, with interest rates and valuations somewhat less supportive, we believe corporate earnings growth will be the key determinant of market gains going forward. Tax reform has clearly added some complexity to the environment, but we believe it is a clear positive for equity investors. Firms with a large proportion of domestic revenues (i.e., banks, retailers) stand to gain the most from lower corporate tax rates, while many large technology and health care firms will significantly benefit from repatriating overseas cash. In our view, these benefits have yet to be fully priced into many stocks.

From a strategy perspective, we continue to favor a “barbell” strategy within the portfolio and have recently increased exposure to sectors (i.e., financials) most levered to policy change while maintaining a high-quality bias in secular/ non-cyclical growth companies (technology, health care). We believe this strategy provides upside should policy-driven economic growth continue to gain traction, while offering some downside support if conditions change. The heaviest weighted sectors within the Fund are technology services, electronic technology, and health technology. We believe these sectors are attractively valued relative to growth prospects. Conversely, the Fund has limited exposure to slow growth groups including utilities, industrial services, and consumer durables. Regardless of sector, our research emphasis remains focused on building a diversified portfolio of attractively valued, high quality companies that compound earnings growth on a consistent basis.

The Fund underperformed the Russell 1000® Growth Index over the past six months, largely due to stock selection in health technology, retail trade, and producer manufacturing. Stocks that lagged

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

within these sectors included Allergan, Incyte, Zimmer Biomet, Ulta Beauty, CVS Health, and Ingersoll Rand. Relative performance was positively impacted by stock selection in consumer non-durables and finance. Individual standouts within these sectors included Estee Lauder, T. Rowe Price, and JP Morgan Chase.

We remain enthusiastic about the near- and long-term outlook for companies held in the Fund, and we appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2
Six Month	11.86%	14.23%	11.36%
One Year	27.83	30.21	21.69
Five Year	14.85	17.33	15.71
Ten Year	7.80	10.00	8.59
Since Inception [3] (9/2/82)	10.21	11.38	11.93

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/17:	$40.56 Per Share
Net Asset Value 6/30/17:	$40.56 Per Share
Total Net Assets:	$118.3 Million
Weighted Average Market Cap:	$225.8 Billion

TOP 10 HOLDINGS

1. Alphabet, Inc.

2. Apple, Inc.

3. Microsoft Corp.

4. Facebook, Inc.

5. Visa, Inc.

6. Broadcom, Ltd.

7. Adobe Systems, Inc.

8. Home Depot, Inc.

9. PepsiCo, Inc.

10. Amazon.com, Inc.

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Large Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.8%
Communications - 0.9%
Verizon Communications, Inc.	20,925	1,107,560

Consumer Durables - 1.0%
Electronic Arts, Inc. *	11,200	1,176,672

Consumer Non-Durables - 4.8%
Estee Lauder Cos., Inc. - Class A	16,075	2,045,383
PepsiCo, Inc.	21,600	2,590,272
Philip Morris International, Inc.	2,600	274,690
Procter & Gamble Co.	8,800	808,544

		5,718,889

Consumer Services - 8.5%
CBS Corp.	15,000	885,000
Marriott International, Inc.	11,700	1,588,041
Starbucks Corp.	35,000	2,010,050
Visa, Inc.	35,000	3,990,700
Walt Disney Co.	14,600	1,569,646

		10,043,437

Electronic Technology - 14.3%
Apple, Inc.	45,100	7,632,273
Applied Materials, Inc.	49,700	2,540,664
Arista Networks, Inc. *	975	229,691
Broadcom, Ltd.	12,400	3,185,560
Ciena Corp. *	37,000	774,410
Intel Corp.	16,800	775,488
NVIDIA Corp.	6,825	1,320,638
Skyworks Solutions, Inc.	4,700	446,265

		16,904,989

Energy Minerals - 1.2%
Marathon Petroleum Corp.	15,300	1,009,494
Pioneer Natural Resources Co.	2,300	397,555

		1,407,049

Finance - 6.2%
Bank of America Corp.	26,000	767,520
Chubb, Ltd.	4,450	650,278
Goldman Sachs Group, Inc.	4,800	1,222,848
JPMorgan Chase & Co.	20,600	2,202,964
Legg Mason, Inc.	18,300	768,234
Prudential Financial, Inc.	5,700	655,386
T Rowe Price Group, Inc.	10,500	1,101,765

		7,368,995

Name of Issuer	Quantity	Fair Value ($)

Health Services - 2.7%
Centene Corp. *	9,700	978,536
UnitedHealth Group, Inc.	10,025	2,210,112

		3,188,648

Health Technology - 8.7%
AbbVie, Inc.	15,900	1,537,689
Alexion Pharmaceuticals, Inc. *	4,700	562,073
Allergan, PLC	4,200	687,036
Boston Scientific Corp. *	42,400	1,051,096
Celgene Corp. *	8,975	936,631
Gilead Sciences, Inc.	8,400	601,776
Incyte Corp. *	10,850	1,027,604
Johnson & Johnson	13,700	1,914,164
Pfizer, Inc.	22,600	818,572
Thermo Fisher Scientific, Inc.	5,850	1,110,798

		10,247,439

Process Industries - 4.0%
DowDuPont, Inc.	20,200	1,438,644
Ecolab, Inc.	14,500	1,945,610
Sherwin-Williams Co.	3,400	1,394,136

		4,778,390

Producer Manufacturing - 8.6%
3M Co.	7,450	1,753,506
Honeywell International, Inc.	12,425	1,905,498
Ingersoll-Rand, PLC	12,500	1,114,875
Parker-Hannifin Corp.	5,000	997,900
Raytheon Co.	12,225	2,296,466
Rockwell Automation, Inc.	4,925	967,024
United Technologies Corp.	9,000	1,148,130

		10,183,399

Retail Trade - 6.3%
Amazon.com, Inc. *	2,175	2,543,597
Home Depot, Inc.	14,200	2,691,326
TJX Cos., Inc.	16,600	1,269,236
Ulta Beauty, Inc. *	3,975	889,048

		7,393,207

Technology Services - 26.9%
Accenture, PLC	10,975	1,680,163
Adobe Systems, Inc. *	15,700	2,751,268
Alphabet, Inc. - Class A *	1,400	1,474,760
Alphabet, Inc. - Class C *	5,966	6,242,822
ANSYS, Inc. *	6,200	915,058
Autodesk, Inc. *	6,700	702,361
Cognizant Technology Solutions Corp.	21,800	1,548,236
Facebook, Inc. *	25,800	4,552,668
Microsoft Corp.	71,400	6,107,556
Oracle Corp.	27,400	1,295,472
PayPal Holdings, Inc. *	21,500	1,582,830

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

priceline.com, Inc. *	1,085	1,885,448
Red Hat, Inc. *	3,000	360,300
salesforce.com, Inc. *	7,400	756,502

		31,855,444

Transportation - 4.0%
Alaska Air Group, Inc.	11,900	874,769
Delta Air Lines, Inc.	21,615	1,210,440
FedEx Corp.	6,000	1,497,240
Union Pacific Corp.	8,800	1,180,080

		4,762,529

Utilities - 0.7%
NextEra Energy, Inc.	5,000	780,950

Total Common Stocks (cost: $62,435,004)		116,917,597

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14% (cost: $1,467,365)	1,467,365	1,467,365

Total Investments in Securities - 100.1% (cost: $63,902,369)		118,384,962
Other Assets and Liabilities, net - (0.1%)		(67,961)

Total Net Assets - 100.0%		$118,317,001

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	116,917,597	—	—	116,917,597
Short-Term Securities	1,467,365	—	—	1,467,365

Total:	118,384,962	—	—	118,384,962

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2017	25

Sit ESG Growth Fund – Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund Class I generated a return of +11.55% in the second half of calendar year 2017 outperforming the MSCI World Index return of +10.61%. Synchronized global growth, improving corporate earnings, benign inflation, supportive financial conditions, the passage of the Tax Cuts and Jobs Act and a healthy dose of “animal spirits” helped propel equity markets worldwide appreciably higher in the last six months of 2017.

The pharmaceutical, telecommunication, diversified financial and consumer service industries were the top contributing industries thanks to positive stock selection. Conversely, the holdings in the retailing industries detracted due to negative stock selection. The materials industry also detracted from relative performance given the underweight position and the outperformance of the Index securities.

From a geographic perspective, the U.S. was the top contributing country in the Fund relative to the Index due to strong stock selection and the overweight position. The Fund’s holdings in Spain and Japan only partially offset the positive U.S. contribution due to negative stock selection and the allocation effect (overweight Spain and underweight Japan).

We are generally constructive on U.S. equities in 2018 given the supportive global macroeconomic backdrop, outlook for improved corporate earnings, and stimulative fiscal policies. Moreover, we anticipate that earnings growth, rather than price-to-earnings (P/E) multiple expansion, will be the primary determinant of stock appreciation as equity markets continue to shift from a monetary policy-driven market (rising tide lifts all boats) to one driven by company fundamentals.

Internationally, we are also positive on European equities as macroeconomic conditions and valuation remain favorable, particularly for the Euro Area. We are less enthusiastic on UK equities as Brexit continues to cap economic growth in the intermediate term. Political risk associated with the 2018 Italian elections is likely minimal, but the ongoing Brexit negotiations remain a headwind. In general, we favor equities with continental Europe exposure, along with companies that will benefit from tax reform and other pro-growth policies in the United States. We are cautious on securities with emerging

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

markets exposure, given less robust conditions, particularly if we see U.S. dollar strength in 2018 relative to the euro, a reversal from 2017. In Japan we expect a more mixed environment for equities moving into 2018 and continue to prefer exporters and multinationals levered to higher growth regions, such as the U.S. or Continental Europe, and resilient defensive consumption names.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit ESG Growth Fund		MSCI World Index [1]
	Class I	Class S
Six Month	11.55%	11.53%	10.61%
One Year	23.72	23.47	22.40
Since Inception (6/30/16)	16.73	16.49	19.51

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/17:	$12.48 Per Share
Net Asset Value 6/30/17:	$11.29 Per Share
Total Net Assets:	$3.1 Million
Class S:
Net Asset Value 12/31/17:	$12.47 Per Share
Net Asset Value 6/30/17:	$11.28 Per Share
Total Net Assets:	$2.7 Million

Weighted Average Market Cap:	$152.2 Billion

TOP 10 HOLDINGS

    1. Verizon Communications, Inc.

    2. Microsoft Corp.

    3. Starbucks Corp.

    4. Suncor Energy, Inc.

    5. Marriott International, Inc.

    6. Ingersoll-Rand,PLC

    7. 3M Co.

    8. Home Depot, Inc.

    9. Intel Corp.

  10. ING Groep NV, ADR

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit ESG Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.4%
Asia - 2.9%
China/Hong Kong - 1.2%
HSBC Holdings, PLC, ADR	1,300	67,132

Japan - 1.7%
Asics Corp.	2,400	38,148
Mitsubishi UFJ Financial Group, Inc., ADR	8,325	60,523

		98,671

Europe - 28.2%
Belgium - 1.4%
Anheuser-Busch InBev NV, ADR	700	78,092

France - 3.5%
Ingenico Group SA	685	73,157
Unibail-Rodamco SE, ADR	5,100	128,188

		201,345

Germany - 4.1%
Allianz SE, ADR	5,100	117,122
Siemens AG, ADR	1,725	119,491

		236,613

Ireland - 3.9%
Accenture, PLC	510	78,076
Ingersoll-Rand, PLC	1,625	144,934

		223,010

Netherlands - 4.3%
ING Groep NV, ADR	7,475	137,988
RELX NV,ADR	4,700	108,429

		246,417

Spain - 3.4%
Iberdrola SA, ADR	2,950	91,258
Industria de Diseno Textil SA	3,075	106,923

		198,181

Switzerland - 3.6%
Nestle SA, ADR	1,200	103,164
Zurich Insurance Group AG, ADR	3,500	106,435

		209,599

United Kingdom - 4.0%
Coca-Cola European Partners, PLC	2,100	83,685
Diageo, PLC, ADR	600	87,618
Royal Dutch Shell, PLC, ADR - Class B	875	59,754

		231,057

North America - 67.3%
Canada - 4.2%
BCE, Inc.	1,825	87,618
Suncor Energy, Inc.	4,100	150,552

		238,170

Name of Issuer	Quantity	Fair Value ($)

United States - 63.1%
3M Co.	600	141,222
AbbVie, Inc.	1,225	118,470
Adobe Systems, Inc. *	500	87,620
Allstate Corp.	525	54,973
Alphabet, Inc. - Class A *	100	105,340
Apple, Inc.	675	114,230
Baxter International, Inc.	850	54,944
Boston Scientific Corp. *	4,025	99,780
Cognizant Technology Solutions Corp.	750	53,265
Delta Air Lines, Inc.	1,500	84,000
DowDuPont, Inc.	1,925	137,099
Ecolab, Inc.	925	124,116
Facebook, Inc. *	320	56,467
FedEx Corp.	535	133,504
Goldman Sachs Group, Inc.	375	95,535
Home Depot, Inc.	745	141,200
Intel Corp.	3,050	140,788
Johnson & Johnson	975	136,227
JPMorgan Chase & Co.	1,200	128,328
KeyCorp	2,500	50,425
Legg Mason, Inc.	1,600	67,168
Marriott International, Inc.	1,100	149,303
Microsoft Corp.	2,000	171,080
NIKE, Inc.	1,100	68,805
Occidental Petroleum Corp.	1,200	88,392
PepsiCo, Inc.	875	104,930
Pfizer, Inc.	3,375	122,242
Prudential Financial, Inc.	560	64,389
Rockwell Automation, Inc.	350	68,722
Starbucks Corp.	2,750	157,932
T Rowe Price Group, Inc.	925	97,060
TJX Cos., Inc.	690	52,757
UnitedHealth Group, Inc.	375	82,672
Verizon Communications, Inc.	3,300	174,669
Visa, Inc.	875	99,768

		3,627,422

Total Common Stocks (cost: $4,563,079)		5,655,709

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14% (cost: $89,218)	89,218	89,218

Total Investments in Securities - 100.0% (cost: $4,652,297)		5,744,927
Other Assets and Liabilities, net - 0.0%		1,363

Total Net Assets - 100.0%		$5,746,290

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	78,092	—	—	78,092
Canada	238,170	—	—	238,170
China/Hong Kong	67,132	—	—	67,132
France	128,188	73,157	—	201,345
Germany	236,613	—	—	236,613
Ireland	223,010	—	—	223,010
Japan	60,523	38,148	—	98,671
Netherlands	246,417	—	—	246,417
Spain	91,258	106,923	—	198,181
Switzerland	209,599	—	—	209,599
United Kingdom	231,057	—	—	231,057
United States	3,627,422	—	—	3,627,422
Short-Term Securities	89,218	—	—	89,218

Total:	5,526,699	218,228	—	5,744,927

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2017	29

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Midcap® Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $50 million to $86 billion during the 12-month period ended December 31, 2017.

The Sit Mid Cap Growth Fund’s return for the second half of 2017 was +5.96%, compared to +12.45% for the Russell Midcap® Growth Index and +9.75% for the Russell Midcap® Index.

Mid cap stocks posted solid gains over the second half of 2017, as the “Goldilocks” environment of solid economic growth and moderate inflation bolstered investor sentiment. While higher interest rates may pose a risk to equity valuations at some point, we believe the backdrop for corporate earnings will remain supportive of further gains for stocks in the year ahead. This backdrop has been augmented by the passage of the Tax Cuts and Jobs Act, which we believe represents an additional catalyst for equities over the near- to intermediate term. This bill is significant enough to alter the investment landscape as investors sort through relative winners and losers from the key provisions. We believe the finance sector (particularly banks and life insurers) stands to gain the most, as many companies currently pay high tax rates and have leverage to an uptick in economic growth and higher interest rates. Producer manufacturing firms should see improved growth from lower tax rates, repatriated cash, and significant investment incentives contained in the bill. Accordingly, we have opportunistically added to both of these sectors over the past several months. We continue to emphasize technology within the Fund, as we believe many companies within the sector will continue to benefit from strong cyclical (e.g., improving business spending) and secular (e.g., e-commerce, wireless communications) growth.

Over the past six-months, the Fund significantly lagged the return for the Russell Midcap® Growth Index. Stock selection was the primary factor. Retail Trade was the most significant underperforming sector, as our positions in Ulta Beauty and TJX Companies significantly lagged the index sector return. While we are disappointed with the near-term performance, we are strong believers in both companies in light of their strong business models, proven management teams, and leverage to corporate tax reform. Other sectors that lagged over the period included health technology and technology services, as positions in Allergan PLC, DexCom, Celgene, Priceline, Euronet Worldwide, and Ultimate Software trailed the benchmark. On a posi-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

tive note, sectors that added to relative performance were consumer services, energy minerals, and consumer non-durables. In terms of individual stocks, the top six-month performers included Arista Networks, Marriott International, Applied Materials, Orbital ATK, and Align technology.

Our research staff remains highly focused on improving performance, and we continue to focus on attractive long-term growth companies in the mid-cap universe. We continue to appreciate shareholders’ interest in the Fund.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	5.96%	12.45%	9.75%
One Year	19.01	25.27	18.52
Five Year	11.16	15.30	14.96
Ten Year	5.87	9.10	9.11
Since Inception (9/2/82)	11.53	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/17:	$18.36 Per Share
Net Asset Value 6/30/17:	$18.06 Per Share
Total Net Assets:	$159.5 Million
Weighted Average Market Cap:	$24.5 Billion

TOP 10 HOLDINGS

    1. Broadcom, Ltd.

    2. Arista Networks, Inc.

    3. TJX Cos., Inc.

    4. Applied Materials, Inc.

    5. Waste Connections, Inc.

    6. Ecolab, Inc.

    7. Marriott International, Inc.

    8. priceline.com, Inc.

    9. Skyworks Solutions, Inc.

  10. Ulta Beauty, Inc.

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Mid Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.1%
Commercial Services - 1.7%
Booz Allen Hamilton Holding Corp.	37,900	1,445,127
Brink’s Co.	16,500	1,298,550

		2,743,677

Communications - 1.3%
CenturyLink, Inc.	56,400	940,752
SBA Communications Corp. *	7,100	1,159,856

		2,100,608

Consumer Durables - 3.7%
Electronic Arts, Inc. *	20,000	2,101,200
Snap-On, Inc.	10,400	1,812,720
Thor Industries, Inc.	13,400	2,019,648

		5,933,568

Consumer Non-Durables - 2.1%
Coca-Cola European Partners, PLC	40,700	1,621,895
Pinnacle Foods, Inc.	28,100	1,671,107

		3,293,002

Consumer Services - 6.4%
Cinemark Holdings, Inc.	43,500	1,514,670
Dunkin’ Brands Group, Inc.	49,400	3,184,818
Marriott International, Inc.	27,532	3,736,919
Service Corp. International	48,900	1,824,948

		10,261,355

Electronic Technology - 13.9%
Advanced Micro Devices, Inc. *	120,000	1,233,600
Applied Materials, Inc.	79,600	4,069,152
Arista Networks, Inc. *	20,000	4,711,600
Broadcom, Ltd.	19,400	4,983,860
Ciena Corp. *	37,900	793,247
Cognex Corp.	14,300	874,588
MACOM Tech Solutions Holdings, Inc. *	27,200	885,088
NVIDIA Corp.	5,100	986,850
Skyworks Solutions, Inc.	38,300	3,636,585

		22,174,570

Energy Minerals - 1.6%

Marathon Petroleum Corp.	39,010	2,573,880

Finance - 10.9%
Affiliated Managers Group, Inc.	11,400	2,339,850
Ameriprise Financial, Inc.	7,800	1,321,866
Arthur J Gallagher & Co.	18,900	1,195,992
First Republic Bank	23,600	2,044,704
Intercontinental Exchange, Inc.	28,500	2,010,960
Legg Mason, Inc.	53,000	2,224,940
Lincoln National Corp.	15,700	1,206,859
Physicians Realty Trust	76,400	1,374,436
SVB Financial Group *	8,800	2,057,176

Name of Issuer	Quantity	Fair Value ($)

T Rowe Price Group, Inc.	7,800	818,454
Western Alliance Bancorp *	13,400	758,708

		17,353,945

Health Services - 3.6%
Centene Corp. *	23,000	2,320,240
Envision Healthcare Corp. *	20,200	698,112
HealthSouth Corp. *	30,100	1,487,241
Patterson Cos, Inc.	32,600	1,177,838

		5,683,431

Health Technology - 7.6%
Alexion Pharmaceuticals, Inc. *	7,900	944,761
Align Technology, Inc. *	10,800	2,399,652
Allergan, PLC	8,100	1,324,998
Celgene Corp. *	10,600	1,106,216
Incyte Corp. *	15,500	1,468,005
Jazz Pharmaceuticals, PLC *	5,700	767,505
Thermo Fisher Scientific, Inc.	17,250	3,275,430
West Pharmaceutical Services, Inc.	8,300	818,961

		12,105,528

Industrial Services - 2.5%
Waste Connections, Inc.	57,150	4,054,221

Process Industries - 5.2%
Ecolab, Inc.	28,700	3,850,966
International Paper Co.	25,100	1,454,294
Scotts Miracle-Gro Co.	27,600	2,952,924

		8,258,184

Producer Manufacturing - 10.7%
Adient, PLC	9,889	778,264
AMETEK, Inc.	24,000	1,739,280
Anixter International, Inc. *	25,586	1,944,536
Carlisle Cos., Inc.	17,700	2,011,605
Hubbell, Inc.	9,300	1,258,662
Ingersoll-Rand, PLC	31,700	2,827,323
Orbital ATK, Inc.	12,100	1,591,150
Oshkosh Corp.	8,800	799,832
Parker-Hannifin Corp.	10,400	2,075,632
Rockwell Automation, Inc.	8,000	1,570,800
Watsco, Inc.	2,325	395,343

		16,992,427

Retail Trade - 5.3%
Casey’s General Stores, Inc.	7,300	817,162
TJX Cos., Inc.	55,300	4,228,238
Ulta Beauty, Inc. *	15,600	3,489,096

		8,534,496

Technology Services - 17.4%
ANSYS, Inc. *	15,700	2,317,163
Aspen Technology, Inc. *	33,000	2,184,600
Autodesk, Inc. *	17,900	1,876,457

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Cognizant Technology Solutions Corp.	32,800	2,329,456
DST Systems, Inc.	26,700	1,657,269
Euronet Worldwide, Inc. *	31,275	2,635,544
Genpact, Ltd.	30,300	961,722
Guidewire Software, Inc. *	16,300	1,210,438
LogMeIn, Inc.	16,400	1,877,800
priceline.com, Inc. *	2,150	3,736,141
PTC, Inc. *	39,600	2,406,492
Splunk, Inc. *	25,200	2,087,568
Ultimate Software Group, Inc. *	11,200	2,444,176

		27,724,826

Transportation - 3.0%
Alaska Air Group, Inc.	40,100	2,947,751
XPO Logistics, Inc. *	20,900	1,914,231

		4,861,982

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.2%
WEC Energy Group, Inc.	27,800	1,846,754

Total Common Stocks (cost: $88,608,893)		156,496,454

Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	2,512,867	2,512,867

(cost: $2,512,867)
Total Investments in Securities - 99.7% (cost: $91,121,760)		159,009,321
Other Assets and Liabilities, net - 0.3%		479,335

Total Net Assets - 100.0%		$159,488,656

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	156,496,454	—	—	156,496,454
Short-Term Securities	2,512,867	—	—	2,512,867
Total:	159,009,321	—	—	159,009,321

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2017	33

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($16.0 billion as of December 31, 2017). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a +9.23% return over the past six months, compared to the +9.20% return for the Russell 2000® Index. The Fund’s gross yield (before deducting Fund expenses) was 1.91%, compared to 1.25% for the Russell 2000® Index.

Investor sentiment toward small capitalization stocks improved over the second half of 2017, aided by an uptick in economic growth and the passage of tax reform late in the year. While small cap stocks generally lagged their larger cap brethren over past year, it is important to note that small cap stocks stand to benefit disproportionately (relative to larger cap stocks) from tax reform and other policy initiatives, including deregulation and increased infrastructure spending. These initiatives will clearly favor U.S. focused companies that tend to fall within the small cap universe. Accordingly, we have shifted portfolio sector weightings towards stocks and sectors most levered to a combination of improving growth and leverage to tax reform. Within the finance sector, for example, we have reduced positions in REITs (which tend to lag when interest rates rise) and added to bank positions. We believe banks are the greatest beneficiary of policy changes (e.g., tax reform, deregulation) and are levered to an improving economic backdrop, including higher interest rates. In addition, we have added to the producer manufacturing sector, as many companies within the sector will benefit from lower taxes, higher commodity prices, and a sharp acceleration in capital spending, which will be aided by investment incentives (i.e., accelerated depreciation) within the new tax code. While we are hopeful that pro-growth policies will catalyze economic growth (and corporate earnings growth) for many companies held in the Fund, we recognize the risks, particularly higher interest rates, could derail this positive backdrop as the year progresses. We believe downside risks can be mitigated with a focus on quality firms that pay consistent dividends to shareholders.

The Fund outperformed the Russell 2000® Index over the past six months. Strong stock selection in the electronic technology sector was a key factor, led by a +41% gain in MKS Instruments. In addition, the Fund’s finance sector significantly outperformed the benchmark sector, led by strong gains in Piper Jaffrey, Kingstone, Evercore, and Janus Henderson. Underweighting REITs, which lagged

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

during the period, also aided relative returns. Sectors that lagged the Russell 2000® over the period included health technology, consumer services, and consumer non-durables. Within the health technology sector, a key reason for underperformance was the Fund’s lack of exposure to the biotechnology industry, which turned in very strong performance over the past six months.

We strongly believe in the merits of the Sit Small Cap Dividend Growth strategy, as we focus on high quality, well managed firms with strong financial characteristics and management teams committed to returning capital to shareholders. We appreciate our investors’ interest in the Fund.

Roger J. Sit                Michael T. Manns

Kent L. Johnson        Robert W. Sit

Portfolio Managers

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit Small Cap Dividend Growth Fund
			Russell 2000® Index [1]
	Class I	Class S
Six Month	9.23%	9.13%	9.20%
One Year	13.69	13.42	14.65
Since Inception (3/31/15)	9.42	9.16	9.20

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/17:	$12.44 Per Share
Net Asset Value 6/30/17:	$11.47 Per Share
Total Net Assets:	$14.9 Million
Class S:
Net Asset Value 12/31/17:	$12.44 Per Share
Net Asset Value 6/30/17:	$11.46 Per Share
Total Net Assets:	$4.0 Million

Weighted Average Market Cap:	$4.3 Billion

TOP 10 HOLDINGS

  1. MKS Instruments, Inc.

  2. East West Bancorp, Inc.

  3. Provident Financial Services, Inc.

  4. Thor Industries, Inc.

  5. Scotts Miracle-Gro Co.

  6. Legg Mason, Inc.

  7. Dunkin’ Brands Group, Inc.

  8.Wintrust Financial Corp.

  9. Camping World Holdings, Inc.

10. Oshkosh Corp.

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Small Cap Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.7%
Commercial Services - 4.6%
Booz Allen Hamilton Holding Corp.	6,575	250,705
Brink’s Co.	1,850	145,595
Deluxe Corp.	3,350	257,414
Herman Miller, Inc.	5,325	213,266

		866,980

Communications - 1.4%
Shenandoah Telecommunications Co.	7,900	267,020

Consumer Durables - 6.7%
Ethan Allen Interiors, Inc.	6,600	188,760
National Presto Industries, Inc.	1,875	186,469
Snap-On, Inc.	800	139,440
Tenneco, Inc.	2,250	131,715
Thor Industries, Inc.	2,300	346,656
Toro Co.	1,925	125,568
Tupperware Brands Corp.	2,350	147,345

		1,265,953

Consumer Non-Durables - 4.3%
B&G Foods, Inc.	4,350	152,902
Carter’s, Inc.	900	105,741
Fresh Del Monte Produce, Inc.	2,800	133,476
Pinnacle Foods, Inc.	3,650	217,066
Sensient Technologies Corp.	2,800	204,820

		814,005

Consumer Services - 6.5%
Capella Education Co.	3,075	238,005
Cinemark Holdings, Inc.	4,925	171,488
Dunkin’ Brands Group, Inc.	4,825	311,068
Nexstar Media Group, Inc.	725	56,695
Service Corp. International	6,250	233,250
Vail Resorts, Inc.	1,025	217,782

		1,228,288

Electronic Technology - 4.9%
MKS Instruments, Inc.	4,600	434,700
Monolithic Power Systems, Inc.	2,425	272,473
Power Integrations, Inc.	3,150	231,682

		938,855

Energy Minerals - 0.7%
Vermilion Energy, Inc.	3,650	132,568

Finance - 23.4%
CoBiz Financial, Inc.	7,375	147,426
Columbia Banking System, Inc.	3,850	167,244
CubeSmart	3,325	96,159
Donegal Group, Inc.	6,200	107,260
East West Bancorp, Inc.	6,900	419,727
Evercore Partners, Inc.	2,375	213,750
Farmland Partners, Inc.	7,275	63,147

Name of Issuer	Quantity	Fair Value ($)

Great Western Bancorp, Inc.	4,400	175,120
Hanover Insurance Group, Inc.	825	89,166
Hercules Capital, Inc.	7,250	95,120
Janus Henderson Group,PLC	3,678	140,720
Kingstone Cos, Inc.	9,800	184,240
Legg Mason, Inc.	7,600	319,048
Macquarie Infrastructure Corp.	2,050	131,610
Mercury General Corp.	1,400	74,816
Old National Bancorp	4,750	82,888
PacWest Bancorp	5,325	268,380
Physicians Realty Trust	15,300	275,247
Piper Jaffray Cos	2,875	247,969
Provident Financial Services, Inc.	15,000	404,550
QTS Realty Trust, Inc.	2,600	140,816
STORE Capital Corp.	5,200	135,408
Validus Holdings, Ltd.	3,500	164,220
Wintrust Financial Corp.	3,500	288,295

		4,432,326

Health Services - 3.5%
Healthcare Services Group, Inc.	3,625	191,110
HealthSouth Corp. *	5,550	274,225
Patterson Cos, Inc.	5,300	191,489

		656,824

Health Technology - 5.2%
Mesa Laboratories, Inc.	1,350	167,805
PerkinElmer, Inc.	1,675	122,476
Phibro Animal Health Corp.	7,400	247,900
STERIS, PLC	2,500	218,675
Teleflex, Inc.	525	130,630
West Pharmaceutical Services, Inc.	950	93,736

		981,222

Industrial Services - 1.2%
EMCOR Group, Inc.	1,900	155,325
KBR, Inc.	3,375	66,926

		222,251

Non-Energy Minerals - 1.0%
Commercial Metals Co.	3,950	84,214
Potlatch Corp.	2,000	99,800

		184,014

Process Industries - 8.7%
Apogee Enterprises, Inc.	4,325	197,782
Avery Dennison Corp.	1,900	218,234
Domtar Corp.	3,575	177,034
Huntsman Corp.	4,650	154,798
Ingredion, Inc.	1,375	192,225
Neenah, Inc.	1,550	140,508

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Orion Engineered Carbons SA	9,475	242,560
Scotts Miracle-Gro Co.	3,025	323,645

		1,646,786

Producer Manufacturing - 9.7%
Anixter International, Inc. *	1,900	144,400
Applied Industrial Technologies, Inc.	3,250	221,325
Carlisle Cos, Inc.	1,700	193,205
Crane Co.	2,100	187,362
Hubbell, Inc.	1,375	186,092
Lincoln Electric Holdings, Inc.	1,250	114,475
MSA Safety, Inc.	2,400	186,048
MTS Systems Corp.	2,625	140,962
Oshkosh Corp.	3,100	281,759
Watsco, Inc.	1,075	182,793

		1,838,421

Retail Trade - 3.3%
Big Lots, Inc.	3,325	186,699
Camping World Holdings, Inc.	6,400	286,272
Casey’s General Stores, Inc.	1,350	151,119

		624,090

Technology Services - 4.2%
Blackbaud, Inc.	2,150	203,154
DST Systems, Inc.	3,900	242,073
LogMeIn, Inc.	1,900	217,550
ManTech International Corp.	2,700	135,513

		798,290

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.4%
Alaska Air Group, Inc.	2,650	194,802
Golar LNG, Ltd.	4,725	140,852
Ryder System, Inc.	1,350	113,630

		449,284

Utilities - 3.0%
Black Hills Corp.	2,000	120,220
Connecticut Water Service, Inc.	1,550	88,986
Covanta Holding Corp.	6,300	106,470
New Jersey Resources Corp.	3,775	151,755
Spire, Inc.	1,375	103,331

		570,762

Total Common Stocks (cost: $14,642,918)		17,917,939

Investment Companies - 0.7%
Tortoise Energy Infrastructure Corp.	4,800	139,584

(cost: $157,933)
Short-Term Securities - 5.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	1,070,115	1,070,115

(cost: $1,070,115)
Total Investments in Securities - 101.1% (cost: $15,870,966)		19,127,638
Other Assets and Liabilities, net - (1.1%)		(214,467)

Total Net Assets - 100.0%		$18,913,171

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	17,917,939	—	—	17,917,939
Investment Companies	139,584	—	—	139,584
Short-Term Securities	1,070,115	—	—	1,070,115

Total:	19,127,638	—	—	19,127,638

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2017	37

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($16.0 billion as of December 31, 2017).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +7.64% over the past six months. This compares to the return of +11.09% for the Russell 2000® Growth Index and the +9.20% return for the Russell 2000® Index.

Small capitalization stocks rallied sharply over the past six months, fueled by a combination of strong corporate earnings, moderate inflation trends, and the prospect of tax reform. As valuations for smaller companies are elevated compared to historical levels, we believe earnings growth must be the main driver of returns going forward. The passage of the Tax Cuts and Jobs Act in December will have a significant impact, on small companies, in particular, given their domestic orientation. A roll back in taxes and regulation could allow for a significantly improved growth outlook for many companies. Our investment staff is focusing on which companies/sectors appear to be best positioned for these changes. We have increased exposure to banks and producer manufacturing sectors, for example, as these are cyclical groups that are strongly levered to a lower tax rate, reduced regulations, and investment spending incentives. In addition to these cyclical groups, the Fund continues to have significant exposure to secular growth sectors, including technology services and health technology, which remain the heaviest sector weightings within the Fund. The Fund holds only small weightings in utilities, communications, and energy minerals, as we believe these sectors will not generate above-average growth over the near-term.

The Fund underperformed the Russell 2000® Growth Index during the second half of 2017, largely due to stock selection in several sectors. Relative performance was negatively impacted by stock selection in the producer manufacturing, retail trade, health services, consumer services, and health technology sectors. Ulta Beauty, K2M Group, First Republic Bank, MACOM Technology, and Acadia Healthcare were among the individual stocks that lagged during the second half of 2017. On the positive side, the Fund benefited from strong stock selection in the consumer durables and electronic technology sectors. In terms of individual stocks, the top contributors to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

the Fund return during the period included Arista Networks, Take-Two Interactive, Thor Industries, Align Technology, and Camping Worldwide Holdings.

Our research team remains highly focused on improving relative performance. We strongly believe in the long-term outlook for companies held in the Fund, and we believe our focus on tax reform beneficiaries has potential to add value as it is not adequately reflected in share prices of many small cap companies.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	7.64%	11.09%	9.20%
One Year	15.71	22.17	14.65
Five Year	9.93	15.21	14.12
Ten Year	5.88	9.19	8.71
Since Inception	10.22	8.33	9.66
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/17:	$54.62 Per Share
Net Asset Value 6/30/17:	$54.18 Per Share
Total Net Assets:	$95.6 Million
Weighted Average Market Cap:	$7.3 Billion

TOP 10 HOLDINGS

  1. Arista Networks, Inc.

  2. Take-Two Interactive Software, Inc.

  3. Skyworks Solutions, Inc.

  4. Waste Connections, Inc.

  5. Scotts Miracle-Gro Co.

  6. Dunkin’ Brands Group, Inc.

  7. Thor Industries, Inc.

  8. Euronet Worldwide, Inc.

  9. On Assignment, Inc.

10. Booz Allen Hamilton Holding Corp.

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Small Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.7%
Commercial Services - 4.7%
Booz Allen Hamilton Holding Corp.	40,100	1,529,013
Brink’s Co.	9,900	779,130
Deluxe Corp.	8,800	676,192
On Assignment, Inc. *	23,800	1,529,626

		4,513,961

Communications - 1.2%
SBA Communications Corp. *	2,700	441,072
Shenandoah Telecommunications Co.	22,300	753,740

		1,194,812

Consumer Durables - 7.7%
Century Communities, Inc. *	23,500	730,850
Ethan Allen Interiors, Inc.	22,600	646,360
Snap-On, Inc.	6,850	1,193,955
Take-Two Interactive Software, Inc. *	20,300	2,228,534
Tenneco, Inc.	14,800	866,392
Thor Industries, Inc.	11,200	1,688,064

		7,354,155

Consumer Non-Durables - 1.9%
B&G Foods, Inc.	16,900	594,035
Pinnacle Foods, Inc.	21,200	1,260,764

		1,854,799

Consumer Services - 6.8%
Capella Education Co.	6,575	508,905
Cinemark Holdings, Inc.	25,200	877,464
Dunkin’ Brands Group, Inc.	26,600	1,714,902
Grand Canyon Education, Inc. *	7,500	671,475
Nexstar Media Group, Inc.	3,800	297,160
Service Corp. International	28,600	1,067,352
Vail Resorts, Inc.	6,600	1,402,302

		6,539,560

Electronic Technology - 8.8%
Ambarella, Inc. *	5,600	329,000
Arista Networks, Inc. *	9,600	2,261,568
Ciena Corp. *	27,000	565,110
MACOM Tech Solutions Holdings, Inc. *	19,000	618,260
MKS Instruments, Inc.	15,750	1,488,375
Monolithic Power Systems, Inc.	9,200	1,033,712
Skyworks Solutions, Inc.	21,900	2,079,405

		8,375,430

Energy Minerals - 0.9%
Andeavor	7,331	838,227

Finance - 10.3%
Affiliated Managers Group, Inc.	6,100	1,252,025
East West Bancorp, Inc.	10,100	614,383
First Republic Bank/CA	16,600	1,438,224

Name of Issuer	Quantity	Fair Value ($)

Legg Mason, Inc.	31,800	1,334,964
PacWest Bancorp	23,600	1,189,440
Physicians Realty Trust	55,400	996,646
QTS Realty Trust, Inc.	13,200	714,912
SVB Financial Group *	6,400	1,496,128
Validus Holdings, Ltd.	18,400	863,328

		9,900,050

Health Services - 3.4%
Envision Healthcare Corp. *	11,800	407,808
Healthcare Services Group, Inc.	21,690	1,143,497
HealthSouth Corp. *	16,450	812,794
Patterson Cos, Inc.	23,300	841,829

		3,205,928

Health Technology - 12.4%
Alexion Pharmaceuticals, Inc. *	4,500	538,155
Align Technology, Inc. *	5,600	1,244,264
Bio-Techne Corp.	5,400	699,570
Celgene Corp. *	5,450	568,762
Corcept Therapeutics, Inc. *	68,100	1,229,886
DBV Technologies SA *	13,400	329,640
Exact Sciences Corp. *	16,800	882,672
Ionis Pharmaceuticals, Inc. *	17,900	900,370
K2M Group Holdings, Inc. *	55,900	1,006,200
PerkinElmer, Inc.	8,400	614,208
Phibro Animal Health Corp.	31,200	1,045,200
Sarepta Therapeutics, Inc. *	19,500	1,084,980
STERIS, PLC	13,800	1,207,086
West Pharmaceutical Services, Inc.	5,000	493,350

		11,844,343

Industrial Services - 4.6%
Advanced Disposal Services, Inc. *	40,200	962,388
EMCOR Group, Inc.	18,700	1,528,725
Waste Connections, Inc.	27,400	1,943,756

		4,434,869

Process Industries - 3.8%
Apogee Enterprises, Inc.	22,100	1,010,633
Domtar Corp.	15,800	782,416
Scotts Miracle-Gro Co.	16,800	1,797,432

		3,590,481

Producer Manufacturing - 9.9%
Anixter International, Inc. *	15,300	1,162,800
Applied Industrial Technologies, Inc.	8,915	607,111
Crane Co.	13,600	1,213,392
Hubbell, Inc.	7,000	947,380
IDEX Corp.	8,100	1,068,957
Lincoln Electric Holdings, Inc.	9,600	879,168
MSA Safety, Inc.	11,000	852,720
MTS Systems Corp.	3,400	182,580
Orbital ATK, Inc.	7,300	959,950

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Oshkosh Corp.	9,900	899,811
Watsco, Inc.	4,000	680,160

		9,454,029

Retail Trade - 3.7%
Big Lots, Inc.	3,400	190,910
Camping World Holdings, Inc.	33,550	1,500,692
Casey’s General Stores, Inc.	4,300	481,342
Ulta Beauty, Inc. *	5,950	1,330,777

		3,503,721

Technology Services - 13.9%
ANSYS, Inc. *	5,800	856,022
Aspen Technology, Inc. *	18,900	1,251,180
Blackbaud, Inc.	12,000	1,133,880
DST Systems, Inc.	21,800	1,353,126
Euronet Worldwide, Inc. *	18,300	1,542,141
GoDaddy, Inc. *	12,550	631,014
Guidewire Software, Inc. *	9,700	720,322
HubSpot, Inc. *	6,500	574,600
LogMeIn, Inc.	9,900	1,133,550
Paycom Software, Inc. *	18,300	1,470,039
PTC, Inc. *	19,300	1,172,861
Ultimate Software Group, Inc. *	6,675	1,456,685

		13,295,420

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.6%
Alaska Air Group, Inc.	16,200	1,190,862
Atlas Air Worldwide Holdings, Inc. *	9,600	563,040
Marten Transport, Ltd.	36,333	737,560

		2,491,462

Utilities - 1.1%
Fortis, Inc.	12,107	443,964
Spire, Inc.	7,525	565,504

		1,009,468

Total Common Stocks (cost: $61,028,836)		93,400,715

Short-Term Securities - 2.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	2,257,288	2,257,288

(cost: $2,257,288)

Total Investments in Securities - 100.0% (cost: $63,286,124)		95,658,003
Other Assets and Liabilities, net - 0.0%		(23,123)

Total Net Assets - 100.0%		$95,634,880

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	93,400,715	—	—	93,400,715
Short-Term Securities	2,257,288	—	—	2,257,288
Total:	95,658,003	—	—	95,658,003

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2017	41

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the six-month period ended December 31 2017, the Sit International Growth Fund generated a return of +7.67% versus the MSCI EAFE Index return of +9.86%. Stock selection and an underweight position in Japan contributed to the modest relative underperformance during the second half of calendar 2017. Policy clarity following Prime Minister Abe’s election win in October 2017, upbeat corporate earnings, and cheap valuations spurred a rally in Japanese stocks in the fourth calendar quarter. However, moderating growth and continued structural challenges points to a muted outlook for Japan equities in calendar 2018.

In terms of the EAFE economies, GDP growth in the Euro Area has been resilient and broad-based, with signs that a virtuous cycle driven by domestic investment is taking hold. Still, as exports represent over 45% of GDP, the Euro Area is sensitive to global trade conditions and moderating economic growth in China. Ongoing strength in the euro, appreciating +13.8 percent against the U.S. dollar in calendar 2017, could also begin to affect exports negatively. We currently forecast Euro Area real GDP will increase +2.0% to +2.5% in 2018 versus an estimated pace of +2.3% in 2017. Brexit-related uncertainty has weighed on confidence, business activity and household spending in the UK, likely capping GDP growth at roughly +1.5% in 2017 and 2018. Within Asia, Japan continues to grow ahead of modest expectations as improving activity globally lifts its export-driven economy. However, ongoing structural challenges and moderating growth overseas dampen the outlook. Therefore, we expect Japan’s GDP growth to moderate to 0.5% in 2018 from +1.5% in 2017 as exports slow and the boost from fiscal stimulus fades. Finally, we remain cautiously optimistic that China can balance growth and structural reform. We currently expect China’s GDP growth to decelerate only slightly to +6.5% in 2018 from +6.8% in 2017. Nevertheless, we expect policymakers to reverse or moderate tightening measures if there are signs that economic growth is slowing too much.

As for investment strategy, we are positive on European equities as macroeconomic conditions and valuation remain favorable, particularly for the Euro Area. We are less enthusiastic on UK equities as Brexit continues to cap economic growth in the intermediate term. In general, we favor equities with continental Europe exposure, along with companies that will benefit from tax reform and other pro-growth policies in the United States. The portfolio remains under-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

weight Japan as we expect a more mixed environment for equities in calendar 2018 and continue to prefer exporters and multinationals levered to higher growth regions, such as the U.S. or continental Europe, and resilient defensive consumption names. While “New China” remains our key long-term investment strategy, there may be some profit-taking pressures in Chinese stocks in the near term given their strong performance in calendar 2017. Looking beyond near-term stock volatility, we prefer Chinese companies with solid earnings growth/balance sheets, attractive valuation, and improving fundamentals.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2017

	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]
Six Month	7.67%	9.86%	10.44%
One Year	24.02	25.03	28.86
Five Year	5.62	7.90	8.78
Ten Year	0.69	1.94	2.67
Since Inception	4.20	5.63	4.67
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	67.2%	61.3%
Asia	23.4	38.3
North America	7.2	—
Africa/Middle East	—	0.4
Cash & Other Net Assets	2.2	—

Based on total net assets as of December 31, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/17:	$17.33 Per Share
Net Asset Value 6/30/17:	$16.23 Per Share
Total Net Assets:	$24.0 Million
Weighted Average Market Cap:	$87.5 Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. ING Groep NV

  3. Tencent Holdings, Ltd.

  4. Royal Dutch Shell, PLC, ADR

  5. Reckitt Benckiser Group, PLC

  6. Siemens AG

  7. DS Smith, PLC

  8. RELX NV

  9. Diageo, PLC, ADR

10. British American Tobacco, PLC

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit International Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.5%
Asia - 22.1%
Australia - 2.6%
Amcor, Ltd.	23,400	280,386
Rio Tinto, PLC, ADR	2,500	132,325
Westpac Banking Corp., ADR	8,300	202,354

		615,065

China/Hong Kong - 6.7%
AIA Group, Ltd.	32,200	273,882
Alibaba Group Holding, Ltd., ADR *	2,350	405,211
HSBC Holdings, PLC, ADR	7,025	362,771
Tencent Holdings, Ltd.	10,900	564,162

		1,606,026

Japan - 8.7%
Asics Corp.	12,900	205,043
Daicel Corp.	13,400	152,067
Keyence Corp.	600	335,179
Makita Corp.	4,200	176,138
Mitsubishi UFJ Financial Group, Inc., ADR	43,000	312,610
Nintendo Co., Ltd.	700	252,068
Secom Co., Ltd.	2,300	173,519
Suzuki Motor Corp.	8,400	486,223

		2,092,847

Singapore - 2.7%
Broadcom, Ltd.	1,350	346,815
DBS Group Holdings, Ltd.	15,600	288,542

		635,357

South Korea - 1.4%
Samsung Electronics Co., Ltd., GDR	285	337,498

Europe - 67.2%
Belgium - 1.3%
Anheuser-Busch InBev NV, ADR	2,870	320,177

Denmark - 1.0%
Danske Bank A/S	5,900	229,640

France - 10.1%
AXA SA	8,250	244,474
BNP Paribas SA	4,870	362,272
Dassault Systemes SA	3,225	342,427
DBV Technologies SA *	1,950	97,836
Ingenico Group SA	1,700	181,557
Safran SA	4,400	453,839
Schneider Electric SE	5,000	423,901
Unibail-Rodamco SE	1,265	318,339

		2,424,645

Name of Issuer	Quantity	Fair Value ($)

Germany - 6.3%
Allianz SE	2,000	457,694
Aurelius SE & Co.	4,160	283,687
Bayer AG	1,900	236,099
Siemens AG	3,900	539,984

		1,517,464

Ireland - 0.9%
CRH, PLC, ADR	5,800	209,322

Netherlands - 10.6%
ASML Holding NV	1,700	295,494
Galapagos NV *	3,725	350,996
ING Groep NV	34,900	640,648
Koninklijke Philips NV	6,500	245,700
LyondellBasell Industries NV	4,400	485,408
RELX NV	22,800	524,043

		2,542,289

Spain - 3.4%
Iberdrola SA	54,200	419,577
Industria de Diseno Textil SA	11,650	405,090

		824,667

Sweden - 2.0%
Hexagon AB	5,200	260,853
Nordea Bank AB	17,000	205,835

		466,688

Switzerland - 7.9%
Interroll Holding AG	120	177,700
Nestle SA	7,470	642,243
Novartis AG	4,650	391,309
Roche Holding AG	1,470	371,697
Zurich Insurance Group AG	1,020	310,125

		1,893,074

United Kingdom - 23.7%
Ashtead Group, PLC	12,600	337,950
ASOS, PLC *	4,275	385,674
Babcock International Group, PLC	25,300	240,990
BAE Systems, PLC	37,500	289,737
British American Tobacco, PLC	7,330	495,498
BT Group, PLC, ADR	5,800	105,676
Cineworld Group, PLC	19,900	161,034
Coca-Cola European Partners, PLC	5,400	215,190
Diageo, PLC, ADR	3,475	507,454
DS Smith, PLC	76,700	534,635
Greencore Group, PLC	39,900	123,741
Just Eat, PLC *	29,401	309,244
Prudential, PLC	12,200	312,445
Reckitt Benckiser Group, PLC	5,800	541,101
Royal Dutch Shell, PLC, ADR - Class A	4,500	300,195
Royal Dutch Shell, PLC, ADR - Class B	3,700	252,673

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

STERIS, PLC	2,700	236,169
WPP, PLC	18,800	339,635

		5,689,041

North America - 7.2%
Canada - 5.3%
BCE, Inc.	3,700	177,637
Suncor Energy, Inc.	13,100	481,032
TransCanada Corp.	4,900	238,336
Waste Connections, Inc.	5,450	386,623

		1,283,628

United States - 1.9%
Euronet Worldwide, Inc. *	3,250	273,878
priceline.com, Inc. *	100	173,774

		447,652

Total Common Stocks (cost: $18,223,094)		23,135,080

Investment Companies - 1.3%
iShares MSCI India ETF	8,700	313,809

(cost: $258,887)
Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	460,850	460,850

(cost: $460,850)

Total Investments in Securities - 99.7% (cost: $18,942,831)		23,909,739
Other Assets and Liabilities, net - 0.3%		75,747

Total Net Assets - 100.0%		$23,985,486

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2017	45

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	334,679	280,386	—	615,065
Belgium	320,177	—	—	320,177
Canada	1,283,628	—	—	1,283,628
China/Hong Kong	767,982	838,044	—	1,606,026
Denmark	—	229,640	—	229,640
France	—	2,424,645	—	2,424,645
Germany	—	1,517,464	—	1,517,464
Ireland	209,322	—	—	209,322
Japan	312,610	1,780,237	—	2,092,847
Netherlands	1,026,602	1,515,687	—	2,542,289
Singapore	346,815	288,542	—	635,357
South Korea	—	337,498	—	337,498
Spain	—	824,667	—	824,667
Sweden	—	466,688	—	466,688
Switzerland	—	1,893,074	—	1,893,074
United Kingdom	1,982,088	3,706,953	—	5,689,041
United States	447,652	—	—	447,652
Investment Companies	313,809	—	—	313,809
Short-Term Securities	460,850	—	—	460,850

Total:	7,806,214	16,103,525	—	23,909,739

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2017	47

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund advanced +14.54% for the six-month period ended December 31, 2017, slightly underperforming the MSCI Emerging Markets Index’s +14.61%. The consumer services (TAL Education), capital goods (Bidvest Group), and food beverage & tobacco (China Mengniu Dairy) sectors helped contribute to relative outperformance. Conversely, the sectors of automobiles & components (PTAstra, Kordsa), cash, and insurance (China Life) hurt performance. Stock selection in South Africa, China, and Peru were positive to returns. However, stock selection was negative in the United States and South Korea.

We are cautiously optimistic that China can balance growth and structural reform. Policymakers have introduced supervisory tightening measures to include removing unqualified projects from the public-private partnership system, cracking down on online lending, and issuing new guidance on asset management products. Combined with rising government bond yields, these actions have led to concerns of a debt crisis. Yet the probability of a debt crisis in the near term is low given solid long-term growth prospects, heavy state involvement in the economy, limited external debt, and ample domestic savings. We expect the policy-induced growth moderation to continue, with 2018 GDP growth of +6.5%.

India’s economy will continue to recover post major reforms, with fiscal year 2019 GDP growth forecast at +7.3%, supported by buoyant consumption and industrial strength. The Indian government has since taken steps to integrate these reforms (currency demonetization, Goods & Services Tax) more successfully in order to lessen the impact on the economy. In South Korea, 2018 economic growth will be led by exports and consumption. We expect consumer spending to recover as the benefits of the government’s supplementary budget to create jobs and boost economic growth are realized.

Brazil’s economy is slowly recovering, led by investment and consumption. Brazil’s second quarter 2017 growth of +0.7% quarter-over-quarter was higher-than-expected, on stronger agriculture and private consumption. We forecast 2018 GDP growth of +2.5%. The central bank cut interest rates in December and signaled additional cuts are forthcoming given the low inflation environment.

We are positive on the equity markets of China, India, and South Korea. Our key long-term investment strategy in China remains in “New China” stocks. We prefer companies with solid earnings growth/

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

balance sheets, attractive valuations, and improving fundamentals. In India, economic growth will be led by consumer spending. We continue to like sectors related to a strong economy (e.g., consumer, financials, and information services). In South Korea, exports and the consumer should drive continued economic growth. We favor investments in the technology, financial, consumer, and utility sectors.

In Latin America, we are underweight Brazil and Mexico equity markets. However, we are more optimistic on Brazil given higher economic growth from the consumer. Consumption should benefit from low interest rates and improving employment. We own balanced holdings of financials and consumer staples. In Mexico, we are underweight the market because of uncertainty over the North American Free Trade Agreement negotiations on trade and economic growth and high inflation.

Roger J. Sit        Raymond E. Sit

Portfolio Managers

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN
as of December 31, 2017
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	14.54%	14.61%	18.27%
One Year	43.23	34.35	44.88
Five Year	2.97	1.88	5.08
Ten Year	-0.68	-0.72	0.49
Since Inception (7/1/94)	4.51	3.82	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION – BY REGION
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	72.6%	73.2%
Africa/Middle East	11.9	8.3
Latin America	9.8	11.8
North America	3.2	—
Europe	0.9	6.7
Cash & Other Net Assets	1.6	—

Based on total net assets as of December 31, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/30/17:	$17.19 Per Share
Net Asset Value 6/30/17:	$15.23 Per Share
Total Net Assets:	$11.2 Million
Weighted Average Market Cap:	$107.3 Billion

TOP 10 HOLDINGS

1. Tencent Holdings, Ltd.
2. Alibaba Group Holding, Ltd., ADR
3. Samsung Electronics Co., Ltd.
4. Naspers, Ltd.
5. TAL Education Group, ADR
6. iShares MSCI India ETF
7. NICE Systems, Ltd., ADR
8. CSPC Pharmaceutical Group, Ltd.
9. Shinhan Financial Group Co., Ltd.
10. China Construction Bank Corp.

Based on total net assets as of December 31, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2017. Subject to change.

DECEMBER 31, 2017	49

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Developing Markets Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.8%
Africa/Middle East - 11.9%
Israel - 3.0%
NICE Systems, Ltd., ADR	3,700	340,067

South Africa - 8.9%
Bid Corp., Ltd.	7,600	184,718
Bidvest Group, Ltd.	9,775	171,548
Naspers, Ltd.	1,675	464,064
Sasol, Ltd., ADR	5,000	171,050

		991,380

Asia - 69.0%
Australia - 1.2%
Rio Tinto, PLC, ADR	2,475	131,002

China/Hong Kong - 35.0%
AIA Group, Ltd.	15,600	132,688
Alibaba Group Holding, Ltd., ADR *	3,000	517,290
Baidu, Inc., ADR *	800	187,368
China Construction Bank Corp.	320,000	294,577
China Life Insurance Co., Ltd., ADR	12,900	201,369
China Mengniu Dairy Co., Ltd.	64,000	190,114
China Mobile, Ltd., ADR	4,450	224,903
China Petroleum & Chemical Corp., ADR	2,800	205,436
CSPC Pharmaceutical Group, Ltd.	162,000	326,369
Ctrip.com International,Ltd., ADR *	3,200	141,120
ENN Energy Holdings, Ltd.	28,000	199,149
Hong Kong Exchanges & Clearing, Ltd.	2,900	88,706
JD.com, Inc.,ADR *	4,450	184,319
TAL Education Group, ADR	14,400	427,824
Tencent Holdings, Ltd.	11,400	590,041

		3,911,273

India - 4.3%
HDFC Bank, Ltd., ADR	2,675	271,967
Tata Motors, Ltd., ADR *	6,425	212,490

		484,457

Indonesia - 1.0%
Astra International Tbk PT	177,000	108,117

Japan - 1.9%
Suzuki Motor Corp.	3,600	208,381

Singapore - 4.0%
Broadcom, Ltd.	775	199,097
DBS Group Holdings, Ltd.	13,500	249,700

		448,797

South Korea - 12.1%
E-Mart Co., Inc.	790	199,786
Korea Electric Power Corp. *	4,200	149,295
Medy-Tox, Inc.	400	181,178

Name of Issuer	Quantity	Fair Value ($)

Samsung Electronics Co., Ltd.	215	510,821
Shinhan Financial Group Co., Ltd. *	6,700	309,253

		1,350,333

Taiwan - 7.4%
Cathay Financial Holding Co., Ltd.	82,086	147,061
Hon Hai Precision Industry Co., Ltd., GDR	21,148	132,824
President Chain Store Corp.	16,000	152,379
Taiwan Semiconductor Co.	37,482	287,002
Taiwan Semiconductor Co., ADR	2,800	111,020

		830,286

Thailand - 1.0%
Bangkok Bank PCL	16,600	111,550

Turkey - 1.1%
Kordsa Global Endustriyel Iplik A/S	60,900	123,126

Europe - 0.9%
Belgium - 0.9%
Anheuser-Busch InBev NV, ADR	950	105,982

Latin America - 9.8%
Brazil - 5.3%
Ambev SA, ADR	40,425	261,145
Banco Bradesco SA	15,176	154,866
Qualicorp SA	19,000	177,565

		593,576

Chile - 2.6%
Banco Santander Chile, ADR	3,900	121,961
Geopark, Ltd.*	16,700	165,497

		287,458

Peru - 1.9%
Southern Copper Corp.	4,600	218,274

North America - 3.2%
Mexico - 1.2%
Alsea SAB de CV	41,100	134,488

United States - 2.0%
Laureate Education, Inc. *	9,650	130,854
Skyworks Solutions, Inc.	925	87,829

		218,683

Total Common Stocks
(cost: $7,481,498)		10,597,230

Investment Companies - 3.6%
iShares MSCI India ETF	11,100	400,377

(cost: $334,045)

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.14%	158,153	158,153

(cost: $158,153)

Total Investments in Securities - 99.8% (cost: $7,973,696)		11,155,760
Other Assets and Liabilities, net - 0.2%		17,087

Total Net Assets - 100.0%		$11,172,847

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
DECEMBER 31, 2017	51

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2017

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	131,002	—	—	131,002
Belgium	105,982	—	—	105,982
Brazil	593,576	—	—	593,576
Chile	287,458	—	—	287,458
China/Hong Kong	2,089,629	1,821,644	—	3,911,273
India	484,457	—	—	484,457
Indonesia	—	108,117	—	108,117
Israel	340,067	—	—	340,067
Japan	—	208,381	—	208,381
Mexico	134,488	—	—	134,488
Peru	218,274	—	—	218,274
Singapore	199,097	249,700	—	448,797
South Africa	171,050	820,330	—	991,380
South Korea	—	1,350,333	—	1,350,333
Taiwan	111,020	719,266	—	830,286
Thailand	111,550	—	—	111,550
Turkey	—	123,126	—	123,126
United States	218,683	—	—	218,683
Investment Companies	400,377	—	—	400,377
Short-Term Securities	158,153	—	—	158,153

Total:	5,754,863	5,400,897	—	11,155,760

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2017	53

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2017

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$20,918,168	$801,187,507	$25,889,794

Investments in securities, at fair value - see accompanying schedule for detail	$27,590,580	$990,214,770	$32,803,648
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	76,209	1,255,540	84,107
Receivable for investment securities sold	—	4,401,004	—
Receivable for Fund shares sold	6,396	9,375,012	2,974

Total assets	27,673,185	1,005,246,326	32,890,729

LIABILITIES
Disbursements in excess of cash balances	—	279	—
Payable for investment securities purchased	—	4,098,590	—
Payable for Fund shares redeemed	3,842	603,192	—
Accrued investment management fees and advisory fees	21,680	582,854	25,990
Accrued 12b-1 fees (Class S)	—	12,656	720

Total liabilities	25,522	5,297,571	26,710

Net assets applicable to outstanding capital stock	$27,647,663	$999,948,755	$32,864,019

Net assets consist of:
Capital (par value and paid-in surplus).	$20,992,816	$784,359,048	$26,657,519
Undistributed (distributions in excess of) net investment income (loss)	(83,920)	13,315	4,773
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	66,355	26,549,129	(712,384)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	6,672,412	189,027,263	6,914,111

	$27,647,663	$999,948,755	$32,864,019

Outstanding shares:
Common Shares (Class I) *	1,181,968	55,947,468	1,841,158

Common Shares (Class S) *	—	3,599,374	222,972

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$27,647,663	$939,726,659	$29,315,282

Common Shares (Class S)*	—	60,222,096	3,548,737

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$23.39	$16.80	$15.92

Common Shares (Class S) *	—	$16.73	$15.92

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$63,902,369	$4,652,297	$91,121,760	$15,870,966	$63,286,124	$18,942,831	$7,973,696

$118,384,962	$5,744,927	$159,009,321	$19,127,638	$95,658,003	$23,909,739	$11,155,760
—	—	—	—	—	—	754
57,826	6,400	52,827	25,490	63,386	103,463	26,056
—	—	1,235,196	—	178,258	—	—
13,448	—	9,294	1,119	9,515	1,602	2,773

118,456,236	5,751,327	160,306,638	19,154,247	95,909,162	24,014,804	11,185,343

—	—	—	—	—	—	—
—	—	655,984	225,591	154,956	—	—
44,224	—	3,232	—	5,601	1,050	370
95,011	4,509	158,766	14,693	113,725	28,268	12,126
—	528	—	792	—	—	—

139,235	5,037	817,982	241,076	274,282	29,318	12,496

$118,317,001	$5,746,290	$159,488,656	$18,913,171	$95,634,880	$23,985,486	$11,172,847

$60,982,649	$4,697,913	$86,786,076	$15,807,495	$61,573,615	$19,837,061	$7,907,289
7,440	216	(162,226)	3,482	(236,166)	(8,083)	(1,922)
2,844,319	(44,485)	4,977,245	(154,478)	1,925,552	(809,982)	85,320
54,482,593	1,092,646	67,887,561	3,256,672	32,371,879	4,966,490	3,182,160

$118,317,001	$5,746,290	$159,488,656	$18,913,171	$95,634,880	$23,985,486	$11,172,847

2,916,806	245,544	8,684,902	1,196,471	1,751,011	1,383,703	649,774

—	215,052	—	323,666	—	—	—

$118,317,001	$3,065,352	$159,488,656	$14,886,831	$95,634,880	$23,985,486	$11,172,847

—	2,680,938	—	4,026,340	—	—	—

$40.56	$12.48	$18.36	$12.44	$54.62	$17.33	$17.19

—	$12.47	—	$12.44	—	—	—

DECEMBER 31, 2017	55

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2017

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$139,606	$12,536,948	$393,679
Interest	131,819	57,195	3,833

Total income.	271,425	12,594,143	397,512

Expenses (note 4):
Investment management and advisory service fee	130,768	5,186,037	192,782
12b-1 fees (Class S)	—	80,360	4,401

Total expenses	130,768	5,266,397	197,183

Less fees and expenses waived by investment adviser	—	(770,011)	(19,855)

Total net expenses	130,768	4,496,386	177,328

Net investment income (loss)	140,657	8,097,757	220,184

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	468,747	74,963,338	214,416
Net realized gain (loss) on foreign currency transactions	—	—	(470)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,438,419	23,192,009	2,770,308

Net gain (loss)	1,907,166	98,155,347	2,984,254

Net increase (decrease) in net assets resulting from operations	$2,047,823	$106,253,104	$3,204,438

* Foreign taxes withheld on dividends received	—	$67,132	$12,521

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$765,161	$48,413	$802,909	$171,869	$452,398	$185,358	$87,387
6,333	806	20,410	3,772	10,879	2,377	2,110

771,494	49,219	823,319	175,641	463,277	187,735	89,497

584,495	32,416	985,545	107,010	699,443	176,039	107,791
—	3,100	—	4,596	—	—	—

584,495	35,516	985,545	111,606	699,443	176,039	107,791

—	(3,374)	—	(11,081)	—	—	(16,372)

584,495	32,142	985,545	100,525	699,443	176,039	91,419

186,999	17,077	(162,226)	75,116	(236,166)	11,696	(1,922)

6,043,542	15,118	7,520,969	171,115	5,012,086	130,288	428,323
—	(19)	(351)	(7)	—	628	(584)

6,945,369	539,341	1,891,411	1,292,085	2,123,126	1,588,933	996,260

12,988,911	554,440	9,412,029	1,463,193	7,135,212	1,719,849	1,423,999

$13,175,910	$571,517	$9,249,803	$1,538,309	$6,899,046	$1,731,545	$1,422,077

—	$1,835	$2,662	$1,267	$2,622	$12,205	$14,749

DECEMBER 31, 2017	57

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017
Operations:
Net investment income	$140,657	$291,909	$8,097,757	$15,174,483
Net realized gain (loss) on investments and foreign currency transactions	468,747	681,151	74,963,338	72,506,740
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,438,419	1,963,274	23,192,009	59,079,432

Net increase (decrease) in net assets resulting from operations	2,047,823	2,936,334	106,253,104	146,760,655

Distributions from:
Net investment income
Common shares (Class I)	(307,000)	(270,000)	(11,310,056)	(13,709,100)
Common shares (Class S)	—	—	(620,944)	(789,900)
Net realized gains on investments
Common shares (Class I)	(1,006,844)	—	(90,926,168)	(60,795,024)
Common shares (Class S)	—	—	(5,944,642)	(4,229,591)

Total distributions	(1,313,844)	(270,000)	(108,801,810)	(79,523,615)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,850,086	5,470,617	121,154,466	235,309,300
Common shares (Class S)	—	—	1,304,842	4,759,392
Reinvested distributions
Common shares (Class I)	1,299,020	268,772	39,667,521	21,753,300
Common shares (Class S)	—	—	6,530,714	4,974,693
Payments for shares redeemed
Common shares (Class I)	(1,477,103)	(6,675,093)	(234,544,100)	(246,146,918)
Common shares (Class S)	—	—	(12,814,448)	(16,552,919)

Increase (decrease) in net assets from capital transactions.	1,672,003	(935,704)	(78,701,005)	4,096,848

Total increase (decrease) in net assets	2,405,982	1,730,630	(81,249,711)	71,333,888

Net assets:
Beginning of period	25,241,681	23,511,051	1,081,198,466	1,009,864,578

End of period *	$27,647,663	$25,241,681	$999,948,755	$1,081,198,466

Capital transactions in shares:
Sold
Common shares (Class I)	77,586	251,315	6,994,100	14,366,496
Common shares (Class S)	—	—	75,004	296,303
Reinvested distributions
Common shares (Class I)	55,504	12,751	2,354,550	1,378,945
Common shares (Class S)	—	—	389,327	316,539
Redeemed
Common shares (Class I)	(62,583)	(305,161)	(13,587,646)	(15,130,992)
Common shares (Class S)	—	—	(748,263)	(1,021,341)

Net increase (decrease)	70,507	(41,095)	(4,522,928)	205,950

* includes undistributed (distributions in excess of) net investment income (loss)	($83,920)	$82,423	$13,315	$3,846,558

1 The Fund commenced investment operations on June 30, 2016.

See accompanying notes to financial statements.
58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017 [1]

$220,184	$426,320	$186,999	$633,963	$17,077	$37,896
213,946	(233,749)	6,043,542	11,226,235	15,099	(60,493)
2,770,308	2,814,059	6,945,369	10,499,569	539,341	553,305

3,204,438	3,006,630	13,175,910	22,359,767	571,517	530,708

(323,505)	(354,957)	(460,000)	(571,000)	(27,776)	(4,383)
(34,495)	(38,043)	—	—	(21,224)	(1,717)

—	—	(12,334,121)	(7,612,702)	—	—
—	—	—	—	—	—

(358,000)	(393,000)	(12,794,121)	(8,183,702)	(49,000)	(6,100)

1,938,518	2,665,400	1,846,768	2,592,948	417,304	2,077,200
197,877	409,892	—	—	88,166	2,072,000

317,120	354,297	12,508,440	8,064,947	27,776	4,383
33,584	37,741	—	—	21,224	1,717

(1,083,555)	(2,041,964)	(10,040,006)	(28,672,696)	(406)	—
(283,225)	(334,935)	—	—	—	(10,199)

1,120,319	1,090,431	4,315,202	(18,014,801)	554,064	4,145,101

3,966,757	3,704,061	4,696,991	(3,838,736)	1,076,581	4,669,709

28,897,262	25,193,201	113,620,010	117,458,746	4,669,709	—

$32,864,019	$28,897,262	$118,317,001	$113,620,010	$5,746,290	$4,669,709

128,273	194,406	43,444	66,462	35,297	207,625
13,333	29,646	—	—	7,537	206,622

20,896	26,168	305,905	224,089	2,227	428
2,219	2,789	—	—	1,703	168

(69,993)	(151,558)	(234,146)	(750,228)	(33)	—
(17,969)	(24,106)	—	—	—	(978)

76,759	77,345	115,203	(459,677)	46,731	413,865

$4,773	$142,589	$7,440	$280,441	$216	$32,139

DECEMBER 31, 2017	59

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017
Operations:
Net investment income (loss)	($162,226)	($10,878)	$75,116	$128,102
Net realized gain (loss) on investments and foreign currency transactions	7,520,618	4,151,414	171,108	(155,013)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,891,411	21,044,515	1,292,085	1,772,310

Net increase (decrease) in net assets resulting from operations	9,249,803	25,185,051	1,538,309	1,745,399

Distributions from:
Net investment income
Common shares (Class I)	(4,961)	—	(96,206)	(87,515)
Common shares (Class S)	—	—	(19,794)	(21,485)
Net realized gains on investments
Common shares (Class I)	(6,517,375)	(1,410,787)	—	—

Total distributions	(6,522,336)	(1,410,787)	(116,000)	(109,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	942,665	1,746,154	1,552,423	6,275,456
Common shares (Class S)	—	—	270,047	876,893
Reinvested distributions
Common shares (Class I)	6,256,872	1,364,194	93,230	83,800
Common shares (Class S)	—	—	18,850	21,044
Payments for shares redeemed
Common shares (Class I)	(6,743,250)	(10,102,829)	(588,647)	(656,383)
Common shares (Class S)	—	—	(31,600)	(424,301)

Increase (decrease) in net assets from capital transactions	456,287	(6,992,481)	1,314,303	6,176,509

Total increase (decrease) in net assets	3,183,754	16,781,783	2,736,612	7,812,908

Net assets:
Beginning of period	156,304,902	139,523,119	16,176,559	8,363,651

End of period*	$159,488,656	$156,304,902	$18,913,171	$16,176,559

Capital transactions in shares:
Sold
Common shares (Class I)	51,102	102,473	130,283	582,458
Common shares (Class S)	—	—	22,769	79,594
Reinvested distributions
Common shares (Class I)	339,494	83,899	7,780	7,829
Common shares (Class S)	—	—	1,574	1,981
Redeemed
Common shares (Class I)	(362,515)	(613,095)	(50,630)	(58,652)
Common shares (Class S)	—	—	(2,762)	(38,205)

Net increase (decrease)	28,081	(426,723)	109,014	575,005

* includes undistributed (distributions in excess of) net investment income (loss)	($162,226)	$4,961	$3,482	$44,366

See accompanying notes to financial statements.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017, (Unaudited)	Year Ended June 30, 2017

($236,166)	($411,812)	$11,696	$201,465	($1,922)	($13,702)
5,012,086	3,000,251	130,916	(523,450)	427,739	(16,828)
2,123,126	12,418,238	1,588,933	2,819,488	996,260	1,716,216

6,899,046	15,006,677	1,731,545	2,497,503	1,422,077	1,685,686

—	—	(197,000)	(97,000)	—	(18,811)
—	—	—	—	—	—

(6,111,266)	(144,732)	—	—	(159,864)	—

(6,111,266)	(144,732)	(197,000)	(97,000)	(159,864)	(18,811)

952,755	1,705,891	834,158	739,301	2,001,641	1,191,396
—	—	—		—	—

6,006,115	142,196	195,219	96,669	156,936	18,429
—	—	—	—	—	—

(2,928,514)	(7,102,157)	(1,196,450)	(1,058,121)	(1,809,058)	(612,094)
—	—	—	—	—	—

4,030,356	(5,254,070)	(167,073)	(222,151)	349,519	597,731

4,818,136	9,607,875	1,367,472	2,178,352	1,611,732	2,264,606

90,816,744	81,208,869	22,618,014	20,439,662	9,561,115	7,296,509

$95,634,880	$90,816,744	$23,985,486	$22,618,014	$11,172,847	$9,561,115

17,116	33,242	49,262	47,796	121,258	79,312
—	—	—	—	—	—

109,661	2,793	11,343	6,875	9,352	1,517
—	—	—	—	—	—

(51,821)	(141,431)	(70,556)	(72,598)	(108,563)	(48,216)
—	—	—	—	—	—

74,956	(105,396)	(9,951)	(17,927)	22,047	32,613

($236,166)	—	($8,083)	$177,221	($1,922)	—

DECEMBER 31, 2017	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$22.71	$20.40	$21.54	$21.01	$18.42	$16.97

Operations:
Net investment income [1]	0.13	0.25	0.26	0.25	0.27	0.27
Net realized and unrealized gains	1.71	2.29	0.04	1.16	2.58	1.46

Total from operations	1.84	2.54	0.30	1.41	2.85	1.73

Distributions to Shareholders:
From net investment income	(0.27)	(0.23)	(0.45)	(0.24)	(0.26)	(0.28)
From net realized gains	(0.89)	—	(0.99)	(0.64)	—	—

Total distributions	(1.16)	(0.23)	(1.44)	(0.88)	(0.26)	(0.28)

Net Asset Value:
End of period	$23.39	$22.71	$20.40	$21.54	$21.01	$18.42

Total investment return [2]	8.13%	12.56%	1.47%	6.86%	15.58%	10.26%

Net assets at end of period (000’s omitted)	$27,648	$25,242	$23,511	$22,970	$15,645	$13,492

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.08%	1.18%	1.25%	1.17%	1.36%	1.52%

Portfolio turnover rate (excluding short-term securities)	21.98%[4]	50.31%	54.46%	47.49%	54.52%	30.86%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$16.88	$15.82	$17.40	$18.69	$16.35	$14.10

Operations:
Net investment income [1]	0.14	0.24	0.26	0.25	0.26	0.27
Net realized and unrealized gains	1.66	2.09	0.32	0.92	2.96	2.46

Total from operations	1.80	2.33	0.58	1.17	3.22	2.73

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.23)	(0.32)	(0.25)	(0.25)	(0.26)
From net realized gains	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)

Total distributions	(1.88)	(1.27)	(2.16)	(2.46)	(0.88)	(0.48)

Net Asset Value:
End of period	$16.80	$16.88	$15.82	$17.40	$18.69	$16.35

Total investment return [3]	10.71%	15.41%	3.94%	6.39%	20.26%	19.77%

Net assets at end of period (000’s omitted)	$939,727	$1,015,920	$942,244	$955,460	$1,017,106	$920,324

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver)	0.85%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	1.43%	1.49%	1.64%	1.39%	1.50%	1.78%
Net investment income (with waiver)	1.58%	1.49%	1.64%	1.39%	1.50%	1.78%

Portfolio turnover rate (excluding short-term securities)	32.33%[6]	61.33%	75.94%	57.69%	44.36%	26.58%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2017	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$16.81	$15.76	$17.34	$18.63	$16.29	$14.06

Operations:
Net investment income [1]	0.11	0.20	0.22	0.21	0.22	0.23
Net realized and unrealized gains	1.66	2.08	0.32	0.91	2.96	2.44

Total from operations	1.77	2.28	0.54	1.12	3.18	2.67

Redemption fees	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.17)	(0.19)	(0.28)	(0.20)	(0.21)	(0.22)
From net realized gains	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)

Total distributions	(1.85)	(1.23)	(2.12)	(2.41)	(0.84)	(0.44)

Net Asset Value:
End of period	$16.73	$16.81	$15.76	$17.34	$18.63	$16.29

Total investment return [3]	10.55%	15.11%	3.68%	6.13%	20.02%	19.39%

Net assets at end of period (000’s omitted)	$60,222	$65,278	$67,620	$82,959	$103,433	$134,498

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.10%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.18%	1.24%	1.39%	1.14%	1.25%	1.53%
Net investment income (with waiver)	1.33%	1.24%	1.39%	1.14%	1.25%	1.53%

Portfolio turnover rate (excluding short-term securities)	32.33%[6]	61.33%	75.94%	57.69%	44.36%	26.58%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$14.54	$13.19	$14.80	$15.74	$14.27	$12.55

Operations:
Net investment income [1]	0.11	0.22	0.21	0.20	0.23	0.25
Net realized and unrealized gains (losses)	1.45	1.34	(0.48)	0.13	2.09	1.78

Total from operations	1.56	1.56	(0.27)	0.33	2.32	2.03

Redemption fees	—	— [2]	—	—	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.18)	(0.21)	(0.34)	(0.20)	(0.22)	(0.23)
From net realized gains	—	—	(1.00)	(1.07)	(0.63)	(0.08)

Total distributions	(0.18)	(0.21)	(1.34)	(1.27)	(0.85)	(0.31)

Net Asset Value:
End of period	$15.92	$14.54	$13.19	$14.80	$15.74	$14.27

Total investment return [3]	10.80%	11.94%	(1.67% )	2.19%	16.76%	16.36%

Net assets at end of period (000’s omitted)	$29,315	$25,623	$22,333	$21,424	$21,467	$14,196

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.12%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.33%	1.63%	1.56%	1.33%	1.55%	1.81%
Net investment income (with waiver)	1.45%	1.63%	1.56%	1.33%	1.55%	1.81%

Portfolio turnover rate (excluding short-term securities)	8.02%[6]	32.04%	48.30%	75.06%	48.68%	26.15%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2017	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$14.53	$13.18	$14.78	$15.72	$14.25	$12.54

Operations:
Net investment income [1]	0.09	0.19	0.18	0.16	0.20	0.21
Net realized and unrealized gains (losses)	1.45	1.33	(0.48)	0.13	2.09	1.78

Total from operations	1.54	1.52	(0.30)	0.29	2.29	1.99

Redemption fees	—	—	—	—	— [2]	—
Distributions to Shareholders:
From net investment income	(0.15)	(0.17)	(0.30)	(0.16)	(0.19)	(0.20)
From net realized gains	—	—	(1.00)	(1.07)	(0.63)	(0.08)

Total distributions.	(0.15)	(0.17)	(1.30)	(1.23)	(0.82)	(0.28)

Net Asset Value:
End of period	$15.92	$14.53	$13.18	$14.78	$15.72	$14.25

Total investment return [3]	10.67%	11.67%	(1.89% )	2.00%	16.49%	16.01%

Net assets at end of period (000’s omitted)	$3,549	$3,274	$2,861	$3,451	$3,323	$3,257

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver)	1.37%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.08%	1.38%	1.31%	1.08%	1.30%	1.56%
Net investment income (with waiver)	1.20%	1.38%	1.31%	1.08%	1.30%	1.56%

Portfolio turnover rate (excluding short-term securities)	8.02%[6]	32.04%	48.30%	75.06%	48.68%	26.15%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2017	Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$40.56	$36.02	$47.21	$52.51	$47.53	$45.53

Operations:
Net investment income [1]	0.07	0.21	0.18	0.20	0.29	0.43
Net realized and unrealized gains (losses)	4.77	7.07	(0.42)	5.04	10.23	5.69

Total from operations	4.84	7.28	(0.24)	5.24	10.52	6.12

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.19)	(1.44)	(0.24)	(0.39)	(0.46)
From net realized gains	(4.67)	(2.55)	(9.51)	(10.30)	(5.15)	(3.66)

Total distributions	(4.84)	(2.74)	(10.95)	(10.54)	(5.54)	(4.12)

Net Asset Value:
End of period	$40.56	$40.56	$36.02	$47.21	$52.51	$47.53

Total investment return [3]	11.86%	21.18%	(0.89%)	10.62%	22.92%	14.18%

Net assets at end of period (000’s omitted)	$118,317	$113,620	$117,459	$144,807	$188,574	$196,285

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.32%	0.54%	0.44%	0.41%	0.57%	0.92%

Portfolio turnover rate (excluding short-term securities)	5.84%[5]	17.69%	20.05%	24.04%	27.34%	13.42%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2017	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$11.29	$10.00
Operations:
Net investment income [1]	0.05	0.11
Net realized and unrealized gains	1.25	1.20
Total from operations	1.30	1.31
Distributions to Shareholders:
From net investment income	(0.11)	(0.02)
Net Asset Value:
End of period	$12.48	$11.29

Total investment return [2]	11.55%	13.13%

Net assets at end of period (000’s omitted)	$3,065	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%
Expenses (with waiver)	1.12%[4]	1.25%
Net investment income (without waiver)	0.65%	1.01%
Net investment income (with waiver)	0.78%	1.01%

Portfolio turnover rate (excluding short-term securities)	3.44%[5]	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$11.28	$10.00
Operations:
Net investment income [1]	0.03	0.08
Net realized and unrealized gains	1.26	1.21
Total from operations	1.29	1.29
Distributions to Shareholders:
From net investment income	(0.10)	(0.01)
Net Asset Value:
End of period	$12.47	$11.28

Total investment return [2]	11.53%	12.79%

Net assets at end of period (000’s omitted)	$2,681	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%
Expenses (with waiver)	1.37%[4]	1.50%
Net investment income (without waiver)	0.40%	0.76%
Net investment income (with waiver)	0.53%	0.76%

Portfolio turnover rate (excluding short-term securities)	3.44%[5]	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

DECEMBER 31, 2017	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended December 31, 2017	Years Ended June 30,
	(Unaudited)	2017		2016	2015	2014	2013

Net Asset Value:
Beginning of period	$18.06	$15.36		$20.22	$21.08	$17.69	$15.77

Operations:
Net investment loss [1]	(0.02)	—	[2]	(0.04)	(0.06)	(0.07)	(0.03)
Net realized and unrealized gains (losses)	1.10	2.86		(1.92)	1.91	4.54	2.32

Total from operations	1.08	2.86		(1.96)	1.85	4.47	2.29

Redemption fees [2]	—	—		—	—	—	—

Distributions to Shareholders:
From net investment income	— [2]	—		—	—	—	—
From net realized gains	(0.78)	(0.16)		(2.90)	(2.71)	(1.08)	(0.37)

Total distributions	(0.78)	(0.16)		(2.90)	(2.71)	(1.08)	(0.37)

Net Asset Value:
End of period	$18.36	$18.06		$15.36	$20.22	$21.08	$17.69

Total investment return [3]	5.96%	18.74%		(9.97% )	9.52%	25.58%	14.70%

Net assets at end of period (000’s omitted)	$159,489	$156,305		$139,523	$171,854	$180,276	$152,129

Ratios: [4]
Expenses	1.25%	1.25%		1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.21%)	(0.01%	)	(0.23% )	(0.30% )	(0.37% )	(0.17% )

Portfolio turnover rate (excluding short-term securities)	14.52%[5]	23.02%		21.57%	23.39%	27.65%	16.91%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended December 31, 2017	Year Ended	Year Ended	Three Months Ended
	(Unaudited)	June 30, 2017	June 30, 2016	June 30, 2015 *

Net Asset Value:
Beginning of period	$11.47	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.05	0.12	0.14	0.02
Net realized and unrealized gains (losses)	1.00	1.46	0.02	(0.06)

Total from operations	1.05	1.58	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.08)	(0.11)	(0.12)	—
From net realized gains	—	—	— [2]	—

Total distributions	(0.08)	(0.11)	(0.12)	—

Net Asset Value:
End of period	$12.44	$11.47	$10.00	$9.96

Total investment return [3]	9.23%	15.84%	1.71%	(0.40%)

Net assets at end of period (000’s omitted)	$14,887	$12,716	$5,777	$3,708

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.12%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.80%	1.06%	1.46%	0.98%
Net investment income (with waiver)	0.93%	1.06%	1.46%	0.98%
Portfolio turnover rate (excluding short-term securities)	14.03%[6]	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2017	71

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$11.46	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.04	0.09	0.11	0.02
Net realized and unrealized gains (losses)	1.00	1.45	0.03	(0.06)

Total from operations	1.04	1.54	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.06)	(0.08)	(0.10)	—
From net realized gains	—	—	— [2]	—

Total distributions	(0.06)	(0.08)	(0.10)	—

Net Asset Value:
End of period	$12.44	$11.46	$10.00	$9.96

Total investment return [3]	9.13%	15.46%	1.46%	(0.40%)

Net assets at end of period (000’s omitted)	$4,026	$3,461	$2,587	$2,230

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.37%[5]	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.55%	0.81%	1.21%	0.73%
Net investment income (with waiver)	0.68%	0.81%	1.21%	0.73%

Portfolio turnover rate (excluding short-term securities)	14.03%[6]	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2017			Years Ended June 30,
	(Unaudited)	2017		2016	2015		2014		2013

Net Asset Value:
Beginning of period	$54.18	$45.59		$60.10	$61.38		$50.08		$43.90

Operations:
Net investment loss [1]	(0.14)	(0.24)		(0.33)	(0.48)		(0.55)		(0.30)
Net realized and unrealized gains (losses)	4.30	8.91		(8.97)	6.26		11.85		6.48

Total from operations	4.16	8.67		(9.30)	5.78		11.30		6.18

Redemption fees	—	—	[2]	— [2]	—	[2]	—	[2]	—	[2]

Distributions to Shareholders:
From net realized gains	(3.72)	(0.08)		(5.21)	(7.06)		—		—

Net Asset Value:
End of period	$54.62	$54.18		$45.59	$60.10		$61.38		$50.08

Total investment return [3]	7.64%	19.06%		(16.00% )	10.38%		22.56%		14.08%

Net assets at end of period (000’s omitted)	$95,635	$90,817		$81,209	$103,816		$99,510		$84,793

Ratios: [4]
Expenses	1.50%	1.50%		1.50%	1.50%		1.50%		1.50%
Net investment loss	(0.51% )	(0.47%	)	(0.65% )	(0.81%	)	(0.94%	)	(0.64%	)

Portfolio turnover rate (excluding short-term securities)	17.10%[5]	29.08%		27.37%	31.07%		33.38%		28.36%

[1]   The net investment income (loss) per share is based on average shares outstanding for the period.

[2]   Amount represents less than $0.01 per share.

[3]   Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]   Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]   Not annualized.

DECEMBER 31, 2017	73

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2017		Years Ended June 30,
	(Unaudited)	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period.	$16.23	$14.48	$16.92	$17.44	$15.05	$13.29

Operations:
Net investment income [1]	0.01	0.14	0.12	0.09	0.28	0.20
Net realized and unrealized gains (losses)	1.23	1.68	(1.47)	(0.34)	2.28	1.80

Total from operations	1.24	1.82	(1.35)	(0.25)	2.56	2.00

Redemption fees	— [2]	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.14)	(0.07)	(0.09)	(0.27)	(0.17)	(0.24)
From net realized gains	—	—	(1.00)	—	—	—

Total distributions	(0.14)	(0.07)	(1.09)	(0.27)	(0.17)	(0.24)

Net Asset Value:
End of period.	$17.33	$16.23	$14.48	$16.92	$17.44	$15.05

Total investment return [3]	7.67%	12.64%	(8.19% )	(1.35% )	17.06%	15.06%

Net assets at end of period (000’s omitted)	$23,985	$22,618	$20,440	$22,485	$24,127	$20,890

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.10%	0.97%	0.76%	0.55%	1.69%	1.39%

Portfolio turnover rate (excluding short-term securities)	6.04%[5]	39.23%	37.94%	56.97%	46.91%	27.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
[5]	Not annualized.

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended
	December 31, 2017			Years Ended June 30,
	(Unaudited)		2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$15.23		$12.26	$14.77	$17.48	$16.40	$17.70

Operations:
Net investment income (loss) [1]	—	[2]	(0.02)	0.04	0.03	(0.01)	0.04
Net realized and unrealized gains (losses)	2.21		3.02	(2.18)	(1.41)	2.07	0.14

Total from operations	2.21		3.00	(2.14)	(1.38)	2.06	0.18

Redemption fees	—	[2]	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	—		(0.03)	(0.02)	—	(0.03)	(0.06)
From net realized gains	(0.25)		—	(0.35)	(1.33)	(0.95)	(1.42)

Total distributions	(0.25)		(0.03)	(0.37)	(1.33)	(0.98)	(1.48)

Net Asset Value:
End of period	$17.19		$15.23	$12.26	$14.77	$17.48	$16.40

Total investment return [3]	14.54%		24.56%	(14.42% )	(7.64% )	12.79%	0.36%

Net assets at end of period (000’s omitted)	$11,173		$9,561	$7,297	$9,192	$10,808	$10,615

Ratios: [4]
Expenses (without waiver)	2.00%	[5]	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver)	1.70%	[5]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) (without waiver)	(0.34%	)	(0.18% )	0.31%	0.16%	(0.07% )	0.24%
Net investment income (loss) (with waiver)	(0.04%	)	(0.18% )	0.31%	0.16%	(0.07% )	0.24%

Portfolio turnover rate (excluding short-term securities)	11.78%	[6]	19.67%	28.14%	21.51%	21.45%	15.48%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2017	75

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2017

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2017 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2017	77

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2017 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2017, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$6,881,011	($208,599)	$6,672,412	$20,918,168
Dividend Growth	197,360,490	(8,333,227)	189,027,263	801,187,507
Global Dividend Growth	7,257,422	(343,568)	6,913,854	25,889,794
Large Cap Growth	55,631,029	(1,148,436)	54,482,593	63,902,369
ESG Growth	1,110,235	(17,605)	1,092,630	4,652,297
Mid Cap Growth	70,278,762	(2,391,201)	67,887,561	91,121,760
Small Cap Dividend Growth	3,448,639	(191,967)	3,256,672	15,870,966
Small Cap Growth	33,100,259	(728,380)	32,371,879	63,286,124
International Growth	5,376,579	(409,671)	4,966,908	18,942,831
Developing Markets Growth	3,391,457	(209,393)	3,182,064	7,973,696

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2017 and 2016 were as follows:

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2017:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$270,000	—	$270,000
Dividend Growth (Class I)	18,184,824	$56,369,317	74,554,141
Dividend Growth (Class S)	1,047,785	3,921,689	4,969,474
Global Dividend Growth (Class I)	354,957	—	354,957
Global Dividend Growth (Class S)	38,043	—	38,043
Large Cap Growth	598,249	7,585,453	8,183,702
ESG Growth	6,100	—	6,100
Mid Cap Growth	—	1,410,787	1,410,787
Small Cap Dividend Growth (Class I)	87,515	—	87,515
Small Cap Dividend Growth (Class S)	21,485	—	21,485
Small Cap Growth	—	144,732	144,732
International Growth	97,000	—	97,000
Developing Markets Growth	18,811	—	18,811

Year Ended June 30, 2016:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$508,889	$1,028,080	$1,536,969
Dividend Growth (Class I)	23,739,125	101,891,044	125,630,169
Dividend Growth (Class S)	1,582,606	7,415,541	8,998,147
Global Dividend Growth (Class I)	530,149	1,512,875	2,043,024
Global Dividend Growth (Class S)	62,954	201,098	264,052
Large Cap Growth	4,558,215	27,930,763	32,488,978
Mid Cap Growth	—	23,213,056	23,213,056
Small Cap Dividend Growth (Class I)	59,292	446	59,738
Small Cap Dividend Growth (Class S)	24,216	216	24,432
Small Cap Growth	—	8,910,218	8,910,218
International Growth	205,203	1,246,085	1,451,288
Developing Markets Growth	12,000	211,867	223,867

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain	Unrealized Appreciation (Depreciation)
Balanced	$82,423	$605,591	$5,232,854
Dividend Growth	17,604,115	37,535,605	162,998,693
Global Dividend Growth	142,589	—	4,122,607
Large Cap Growth	641,691	8,842,329	47,468,543
ESG Growth	32,139	—	553,305
Mid Cap Growth	4,961	4,062,233	65,907,919
Small Cap Dividend Growth	44,366	—	1,961,302
Small Cap Growth	—	3,000,150	30,273,335
International Growth	177,221	—	3,309,174
Developing Markets Growth	—	—	2,185,900

DECEMBER 31, 2017	79

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2017 (Continued)

Net capital loss carryovers and late year losses, if any, as of June 30, 2017, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2017, were as follows:

	Unlimited Period of Net		Late Year	Accumulated
	Capital Loss Carryover		Losses	Capital and

	Short-Term	Long-Term	Deferred	Other Losses
Global Dividend Growth	$718,740	$186,394	—	$905,134
ESG Growth	59,584	—	—	59,584
Small Cap Dividend Growth	234,504	87,797	—	322,301
International Growth	723,576	148,939	—	872,515
Developing Markets Growth	90,015	92,540	—	182,555

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended December 31, 2017, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced	$323,581	$5,239,701	$817,788	$5,050,006
Dividend Growth	—	332,617,542	—	507,682,531
Global Dividend Growth	—	3,299,184	—	2,420,140
Large Cap Growth	—	6,768,142	—	15,551,182
ESG Growth	—	767,771	—	174,491
Mid Cap Growth	—	22,437,265	—	25,062,358
Small Cap Dividend Growth	—	3,625,675	—	2,324,856
Small Cap Growth	—	15,702,395	—	17,243,960
International Growth	—	1,386,263	—	1,519,459
Developing Markets Growth	—	1,680,297	—	1,215,300

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

The Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2019 of the Fund’s daily average net assets, respectively.

DECEMBER 31, 2017	81

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2017 (Continued)

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2017:

	Shares	% Shares Outstanding
Balanced	264,138	22.4
Dividend Growth	1,313,115	2.2
Global Dividend Growth	751,292	36.4
Large Cap Growth	686,636	23.5
ESG Growth	433,662	94.2
Mid Cap Growth	3,979,711	45.8
Small Cap Dividend Growth	875,880	57.6
Small Cap Growth	968,198	55.3
International Growth	827,592	59.8
Developing Markets Growth	264,257	40.7

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2017, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$295	—
Large Cap Growth	195	—
Mid Cap Growth	35	—
International Growth	208	—
Developing Markets Growth	28	—

(6)	Regulatory Updates

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. Management has evaluated the implications of adopting these amendments and has determined there is no material impact on the financial statements and accompanying notes. Effective August 1, 2017, the Funds have adopted these amendments.

(7)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17- 12/31/17)

Balanced Fund
Actual	$1,000	$1,081.30	$5.19
Hypothetical	$1,000	$1,019.95	$5.04

Dividend Growth Fund
Actual
Class I	$1,000	$1,107.10	$5.25
Class S	$1,000	$1,105.50	$6.56
Hypothetical
Class I	$1,000	$1,019.95	$5.04
Class S	$1,000	$1,018.70	$6.29

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,108.00	$6.57
Class S	$1,000	$1,106.70	$7.88
Hypothetical
Class I	$1,000	$1,018.70	$6.29
Class S	$1,000	$1,017.45	$7.54

Large Cap Growth Fund
Actual	$1,000	$1,118.60	$5.28
Hypothetical	$1,000	$1,019.95	$5.04

ESG Growth Fund
Actual
Class I	$1,000	$1,115.50	$6.59
Class S	$1,000	$1,115.30	$7.91
Hypothetical
Class I	$1,000	$1,018.70	$6.29
Class S	$1,000	$1,017.45	$7.54

Mid Cap Growth Fund
Actual	$1,000	$1,059.60	$6.42
Hypothetical	$1,000	$1,018.70	$6.29

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,092.30	$6.52
Class S	$1,000	$1,091.30	$7.82
Hypothetical
Class I	$1,000	$1,018.70	$6.29
Class S	$1,000	$1,017.45	$7.54

DECEMBER 31, 2017	83

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17- 12/31/17)

Small Cap Growth Fund
Actual	$1,000	$1,076.40	$7.77
Hypothetical	$1,000	$1,017.45	$7.54

International Growth Fund
Actual	$1,000	$1,076.70	$7.77
Hypothetical	$1,000	$1,017.45	$7.54

Developing Markets Growth Fund
Actual	$1,000	$1,145.40	$10.70
Hypothetical	$1,000	$1,014.96	$10.05

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I, Mid Cap Growth,and ESG Growth,Class I Funds; 1.50% for Global Dividend Growth,Class S, Small Cap Dividend Growth,Class S, Small Cap Growth, ESG Growth, Class S and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 23, 2017 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (the “Agreements””).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in periods during which growth stocks have generally under-performed relative to value stocks, the Stock Funds may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

DECEMBER 31, 2017	85

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

86	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

DECEMBER 31, 2017	87

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88

Semi-Annual Report
December 31, 2017

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

Sit 12-31-17

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2018

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2018